Exhibit 10.2

NEW JERSEY

FINAL DRAFT

Revised 1/7/99

LEASE

BRANDYWINE REALTY TRUST

Landlord

and

AMTRALEASE TRUCK LEASING SERVICES CORP.,
T/A AMERIQUEST,

Tenant

for Suite 220

LIBERTYVIEW

457 Haddonfield Road

Cherry Hill, New Jersey

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32.	LANDLORD’S LIABILITY	26
33.	AUTHORITY	27
34.	NO OFFER	27
35.	RENEWAL	27
36.	RELOCATION	27
37.	MISCELLANEOUS PROVISIONS	27
38.	WAIVER OF TRIAL BY JURY	29
39.	CONSENT TO JURISDICTION	29

[INSERT TOC]

EXHIBITS

EXHIBIT “A”	SPACE PLAN OF PREMISES
EXHIBIT “B”	CONFIRMATION OF LEASE TERM
EXHIBIT “C”	RULES AND REGULATIONS
EXHIBIT “D”	CLEANING SPECIFICATIONS

ii

LEASE

THIS LEASE (“Lease”) entered into as of the 14 day of January, 1999, between BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (“Landlord”), and AmtraLease Truck Leasing Services Corp., t/a Ameriquest, with its principal place of business at 457 Haddonfield Road, Cherry Hill, New Jersey (“Tenant”).

WITNESSETH

In consideration of the mutual covenants herein set forth, and-intending to be legally bound, the parties hereto covenant and agree as follows:

1.                                      SUMMARY OF DEFINED TERMS

The parties agree that the following defined terms, as used in this Lease, shall have the meanings and shall be construed as set forth below:

(a)                                 “Building”: The Building located at 457 Haddonfield Road, Cherry Hill, NJ.

(b)                                 “Project”: The Building, the land and all other improvements located at 457 Haddonfield Road.

(c)                                  “Premises”: Suite No. 220, being a 3,310 rentable square foot portion of the Second Floor of the Building shown on the space plan attached hereto as Exhibit “A” and made a part hereof.

(d)                                 “Term”: From the Commencement Date for a period of 60 months.

(e)                                  “Fixed Rent”:

LEASE YEAR	PER R.S.F.	MONTHLY INSTALLMENTS	ANNUAL FIXED RENT

Year 1	$21.50, plus electric	$5,930.42	$71,165.04
Year 2	$21.75, plus electric	$5,993.37	$71,920.44
Year 3	$22.00, plus electric	$6,068.33	$72,819.96
Year 4	$22.25, plus electric	$6,137.29	$73,647.48
Year 5	$22.50, plus electric	$6,206.25	$74,475.00

(f)                                   “Security Deposit”:                                                                                                                                        $ 5,930.42

(g)                                  “Estimated Occupancy Date”:                                                                           March 1, 1999

(h)                                 “Tenant’s Allocated Share”:                                                                                       2.72%

Expense Stop                                                                                                                                                                      $ 6.50 per square foot

(i)                                     “Rentable Area”:                                                                                                                                                  Premises:                                             3,310

Building:                                               127,737

(j)                                    “Permitted Uses”: Tenant’s use of the Premises shall be limited to general office use and storage incidental thereto.  Tenant’s rights to use the Premises shall be subject to all applicable laws and governmental rules and regulations and to all reasonable requirements of the insurers of the Building.

(k)                                 “Broker”:                                          None

(l)                                     “Notice Address/Contact”:

Tenant:                                                                                                     AmtraLease Truck Leasing Services Corp., t/a Ameriquest

LibertyView - Suite 220

457 Haddonfield Road

Cherry Hill, New Jersey 08034

Attn: Douglas Clark

with a copy to:

Dilworth Paxson LLP

Suite 700

LibertyView

P.O. Box 2570

Cherry Hill, New Jersey 08034

Attn: Richard J Jubanyik

Landlord:                                                                                          BRANDYWINE OPERATING PARTNERSHIP, L.P.

10000 Midlantic Drive, Suite 300 West

Mt. Laurel, NJ 08054

Attention:  George D. Sowa

Vice President

with a copy to:

Brandywine Realty Trust

16 Campus Blvd.

Suite 150

Newtown Square, Pennsylvania 19073

Attn:     Brad A. Molotsky

General Counsel

(m)                             “Tenant’s Standard Industrial Classification Number”:                                        4212

(n)                                 Additional Rent: All sums of money or charges required to be paid by Tenant under this Lease other than Fixed Rent, whether or not such sums or charges are designated as Additional Rent.

Rent: All Annual Fixed Rent, monthly installments of Annual Fixed Rent, Fixed Rent and Additional Rent payable by Tenant to Landlord under this Lease.

2.                                      PREMISES

Landlord does hereby lease, demise and let unto Tenant and Tenant does hereby hire and lease from Landlord the Premises for the Term, upon the provisions, conditions and limitations set forth herein.

3.                                      TERM.

(a)                                 The Term of this Lease shall commence (the “Commencement Date”) the date which is the earlier of (I) when Tenant, with Landlord’s prior consent, assumes possession of the Premises and commence business operations therein or any part thereof, or (II) upon substantial completion of the Improvements required to be made by Landlord, if any.  The Premises shall be deemed substantially completed when the improvements called for by Article 4 have been completed to the extent that the Premises may be occupied by Tenant for its Permitted Uses, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a permanent certificate of occupancy permitting the occupancy the Premises.  Landlord shall endeavor to have the Premises substantially completed on or before March 1, 1999.

(b)                                 Upon notification by Landlord, Landlord and Tenant shall schedule a pre-occupancy inspection of the Premises at which time a punchlist of outstanding items, if any, shall be completed within a reasonable time thereafter by Landlord for conformance to the construction plans and a letter of acceptance of the Premises shall be executed by both parties.  The Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit “B”.  If Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord’s determination of such dates shall be deemed accepted.

(c)                                  In the event that the Premises are not ready for Tenant’s occupancy at the time herein fixed for the beginning of the Term of this Lease, because of any alterations or construction now or hereafter being carried on either to the Premises or the Building (unless such alterations are being done by Tenant or Tenant’s contractor, in which case there shall be no suspension or proration of rental or other sums), or because of any restrictions, limitations or delays caused by government regulations or governmental agencies, this Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, and the term hereof shall nevertheless end on the date herein originally fixed, but no rent or other sums herein provided to be paid by Tenant shall become due until the Premises are substantially completed and deemed by Landlord to be ready for Tenant’s occupancy, and until that time, the rent and other sums due hereunder shall be suspended.  Notwithstanding, if the Premises are not completed to the extent to permit Tenant’s occupancy by June 1, 1999, Tenant may, by notice in writing, terminate this Lease and upon a return to the Tenant of any monies paid hereunder, the parties shall have no further liability to each other.

4.                                      CONSTRUCTION BY LANDLORD

(a)                                 Landlord shall construct and do such other work (collectively, the “Landlord’s Work”) in substantial conformity with the plans and outline specifications of the plan prepared by Cathers & Associates Inc. dated 10/15/98 and the engineering specifications from Cathers & Associates dated 11/6/98, which have been initialed by the parties, and which are herein incorporated by reference.  Landlord shall deliver Premises Turn Key per Exhibit A, using Building Standard finishes.  Landlords cost not to exceed $26.00 per square foot including space planning and architectural plans.  Any changes to Exhibit A, which are not warranted for code reasons, or upgrades of finishes, if over the Landlords cost per square foot, costs shall be borne by Tenant.  If any material revision or supplement to Landlord’s Work is deemed necessary by Landlord, those revisions and supplements shall be submitted to Tenant for approval, which approval shall not be unreasonably withheld or delayed.  If any change, revision or supplement to the scope of the Landlord’s Work is requested by Tenant or if Tenant fails to provide information or cooperation required by Landlord in connection with Landlord’s Work within the time periods required (each, a “Tenant’s Delay”) then such occurrence shall not change the Commencement Date of the Term and shall not alter Tenant’s obligations under this Lease so long as Landlord advises Tenant in writing of such Tenant’s Delay on or before five (5) business days from the date of the occurrence of the event giving rise to the Tenant’s Delay.  The Term shall commence on the date the Premises would have been delivered to Tenant but for Tenant’s Delay.  Tenant shall be solely responsible for all reasonably documented and invoiced expenses which increase the costs incurred in connection with a Tenant requested change in the scope of the Landlord Work (including the finishes set forth therein).

(b)                                 Landlord shall endeavor to have the Landlord’s Work be substantially completed by the Estimated Occupancy Date; provided, however, that the Estimated Occupancy Date shall be extended for that additional time equal to the aggregate time lost by Landlord due to strikes or other labor disputes not caused by Landlord, Tenant’s Delay, intervening additional governmental restrictions, scarcity of labor or materials, war or other emergency, accidents, floods, fire or other casualties, atypical adverse weather conditions, or any cause which is beyond the reasonable control of Landlord.

5.                                      FIXED RENT; SECURITY DEPOSIT

(a)                                 Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth in Article 1(e), in advance on the first day of each calendar month during the Term by mail to:

Brandywine Realty Services Corp., Agent

P.O. Box 8538-363

Philadelphia, PA 19171

(please, include name of building and suite)

Notwithstanding the immediately preceding sentence, the first month’s installment and the security deposit shall be paid upon the execution of this Lease by Tenant by two separate checks.  Otherwise, Fixed Rent shall not commence nor be due and owing until the Commencement Date.

(b)                                 In the event any Fixed Rent or Additional Rent, charge, fee or other amount due from Tenant under the terms of this Lease are not paid to Landlord within five (5) days of the date due, Tenant shall also pay as Additional Rent a service and handling charge equal to ten (10%) percent of the total payment then due.  This provision shall not prevent Landlord from exercising any other remedy herein provided or otherwise available at law or in equity in the event of any default by Tenant.

Tenant shall be required to pay a security deposit of $ 5,930.42 under this Lease.

6.                                      ADDITIONAL RENT

(a)                                 Commencing January 1, 1999, and in each calendar year thereafter during the Term (as same may be extended), Tenant shall pay to Landlord, as additional rent, within thirty (30) days after Landlord certifies to Tenant the amount thereof, the following charges (“Recognized Expenses”), without deduction or set off, such charges to be based upon Tenant’s Allocated Share of such charges in excess of the Expense Stop, as stated in Article 1(h) herein.

(1)                                 Insurance Premiums.  All premiums paid or payable by Landlord for insurance with respect to the Project as follows:

(a)                                 Fire and extended coverage insurance (including demolition and debris removal);

(b)                                 Insurance against Landlord’s rental loss or abatement (but not including business interruption coverage on behalf of Tenant), from damage or destruction from fire or other casualty;

(c)                                  Landlord’s comprehensive liability insurance (including bodily injury and property damage) and boiler insurance; and

(d)                                 Such other insurance as Landlord or any reputable mortgage lending institution holding a mortgage on the Premises may require.

If the coverage period of any of such insurance obtained by Landlord commences before or extends beyond the Term, the premium therefore shall be prorated to the Term.  If any such insurance is provided by blanket coverage, the part of the premium allocated to the Project shall be equitably determined by Landlord but shall not exceed the amount of premium due if insurance was provided by a policy only insuring the Project.  Should Tenant’s occupancy or use of the Premises at any time change and thereby cause an increase in such insurance premiums on the Premises, Building and/or Project, Tenant shall pay to Landlord the entire amount of such increase.

(2)                                 Operating Expenses.  All costs and expenses related to the Project incurred and paid by Landlord during the Term, including, but not limited to:

(a)                                 All costs and expenses related to the operation of the Building and Project, including, but not limited to, lighting, cleaning the building exterior and common areas of the building interior, trash removal and recycling repairs and maintenance of fire suppression and alarm systems, utilities benefiting the common area, removing snow, ice and debris and maintaining all landscape areas, (including replacing and replanting flowers, shrubbery and trees), maintaining and repairing all other exterior improvements on the Project, all repairs and compliance costs necessitated by laws enacted or which become effective after the date hereof (including, without limitation, any additional regulations or requirements enacted after the date hereof regarding the American With Disabilities Act (as such applies to the Project or common areas but not to any individual tenant’s space), storm water runoff and roof, if applicable) required of Landlord under applicable laws, rules and regulations and policing and regulating traffic to and from the Project.  Landlord’s obligation to provide snow removal services shall be limited to the parking areas and the sidewalk entrances.

(b)                                 All costs and expenses incurred by Landlord for ordinary compliance type environmental testing, sampling or monitoring required by statute, regulation or order of governmental authority, necessary except any costs or expenses incurred in conjunction with the spilling or depositing of any hazardous substance for which any person or other tenant is legally liable.

(c)                                  Any other expense or charge which would be considered an expense of maintaining, operating or repairing the Project under generally accepted accounting principles.

(d)                                 Management fee not to exceed five (5%) percent of Fixed Rent which is applicable to the overall operation of the Project.  It is expressly understood that legal fees incurred in an action against an individual tenant shall not be deemed includable as an operating expense pursuant to this provision.

Notwithstanding the foregoing, the term “Recognized Expenses” shall not include any of the following:

(A)                               Repairs or other work occasioned by fire, windstorm or other insured casualty plus and deductibles or by the exercise of the right of eminent domain;

(B)                               Leasing commissions, accountants’, consultants’, auditors or attorneys’ fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants or prospective tenants or other occupants, or associated with the enforcement of any other leases or the defense of Landlord’s title to or interest in the real property or any part thereof;

(C)                               Costs incurred by Landlord in connection with construction of the Building and related facilities, the correction of latent defects in construction of the Building or the discharge of Landlord’s Work;

(D)                               Costs (including permit, licenses and inspection fees) incurred in renovating or otherwise improving or decorating, painting, or redecorating the Building or space for other tenants or other occupants or vacant space;

(E)                                Costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is reimbursed by such tenants,

(F)                                 Depreciation and amortization;

(G)                               Costs incurred due to a breach by Landlord or any other tenant of the terms and conditions of any lease;

(H)                              Overhead and profit increment paid to subsidiaries or affiliates of Landlord for management or other services on or to the Building or for supplies or other materials, to the extent that the costs of such services, supplies or materials exceed the reasonable costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a reasonable basis;

(I)                                   Interest on debt or amortization payments on any mortgage or deeds of trust or any other borrowings and any ground rent;

(J)                                   Ground rents or rentals payable by Landlord pursuant to any over-lease;

(K)                               Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

(L)                                All items and services for which Tenant reimburses Landlord or which Landlord provides selectively to one or more tenants or occupants of the building (other than Tenant) without reimbursement;

(M)                            Costs incurred in managing or operating any “pay for” parking facilities within the Project;

(N)                               Any fines or fees for Landlord’s failure to comply with governmental, quasi-governmental, or regulatory agencies’ rules and regulations; and

(O)                               Legal, accounting and other expenses related to Landlord’s financing, re-financing, mortgaging or selling the Building or the Project.

Upon written notice to Landlord no more than forty-five (45) days from receipt of Landlord’s statement of actual expenses Tenant shall have the right to audit at its sole cost and expense and during normal business hours Landlord s records with respect to all actual expenses.  Should this audit reveal a discrepancy greater than five (5%) percent of the actual expense in Tenant’s favor, Landlord shall reimburse Tenant for its out-of-pocket expenses of conducting the audit in addition to making any adjustment required in the additional rent paid during the prior year.

(b)                                 Taxes.  Taxes shall be defined as all taxes, assessments and other governmental charges (“Taxes”), including special assessments for public improvements which are levied or assessed against the Project during the Term or, if levied or assessed prior to the Term, which properly are allocable to the Term, and real estate tax appeal expenditures incurred by Landlord to the extent of any reduction resulting thereby.

Nothing herein contained shalt be construed to include as Taxes: (A) any inheritance, estate, succession, transfer, gift, franchise, corporation, net income or profit tax or capital levy that is or may be imposed upon Landlord or (B) any Taxes resulting from a transfer of the Building or the Project; provided, however, that if at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Landlord from the Premises or any portion thereof, or (iii) a tax or license fee imposed upon Premises or any portion thereof, then the same shall be included in the computation of Taxes hereunder.

(c)                                  Commencing January 1, 1999, Tenant shall pay, in monthly installments in advance, on account of Tenant’s Allocated Share of Recognized Expenses and Taxes, the estimated amount of the increase of such Recognized Expenses and Taxes for such year in excess of Expense Stop as determined by Landlord in its reasonable discretion and as set forth in a notice, such notice to include the basis for such calculation, to be provided to Tenant prior to such date.  Prior to the end of that year and thereafter for each successive calendar year (each, a “Lease Year”), or part thereof, Landlord shall send to Tenant a statement of projected increases in Recognized Expenses and Taxes in excess of Expense Stop and shall indicate what Tenant’s projected share of Recognized Expenses and Taxes shall be.  Said amount shall be paid in equal monthly installments in advance by Tenant as Additional Rent commencing January 1 of the applicable Lease Year.

(d)                                 If during the course of any Lease Year, Landlord shall have reason to believe that the Recognized Expenses and Taxes shall be different than that upon which the aforesaid projections were originally based, then Landlord shall be entitled to adjust the amount by reallocating the remaining payments for such year, for the months of the Lease Year which remain for the revised projections, and to advise Tenant of an adjustment in future monthly amounts to the end result that the Recognized Expenses and Taxes shall be collected on a reasonably current basis each Lease Year.

(e)                                  Within four (4) months following the end of each Lease Year or as soon thereafter as administratively available, Landlord shall send to Tenant a statement of actual expenses incurred for Recognized Expenses and Taxes for the prior Lease Year showing the Allocated Share due from Tenant.  Landlord shall use its best efforts to provide Tenant with the aforesaid statements on or before February 28 of each lease year; provided, however, if Landlord is unable to provide such statements by February 28, Landlord shall not have been deemed to waive its right to collect any such amounts as Additional Rent.  If Landlord is unable to provide final statements on or before February 28 of each Lease year, Landlord shall provide Tenant with its unaudited internal estimates of such costs by February 28, with the caveat that the final statements may deviate from the estimate provided.  In the event the amount prepaid by Tenant exceeds the amount that was actually due then Landlord shall issue a credit to Tenant in an amount equal to the over charge, which credit Tenant may apply to future payments on account of Recognized Expenses and Taxes until Tenant has been fully credited with the over charge.  If the credit due to Tenant is more than the aggregate total of future rental payments, Landlord shall pay to Tenant the difference between the credit in such aggregate total.  In the event Landlord has undercharged Tenant then Landlord shall send Tenant an invoice with the additional amount due, which amount shall be paid in full by Tenant within twenty (20) days of receipt.

(f)                                   Each of the Recognized Expense and Tax amounts, whether requiring lump sum payment or constituting projected monthly amounts added to the Fixed Rent, shall for all purposes be treated and considered as Additional Rent and the failure of Tenant to pay the same as and when due in advance and without demand shall have the same effect as failure to pay any installment of the Fixed Rent and shall afford Landlord all the remedies in the Lease therefor as well as at law or in equity.

(g)                                  If Landlord is successful in reducing the Tax rate from that of the Base Year, Landlord may change the applicable Base Year and the Taxes which are subject to recovery to such new Base Year (e.g. if taxes in 2000 were reduced to $2.50/square foot from $3.25 in 1998).

(h)                                 If this Lease terminates other than at the end of a calendar year, Landlord’s annual estimate of Recognized Expenses and Taxes shall be accepted by the parties as the actual Recognized Expenses and Taxes for the year the Lease ends unless Landlord provides Tenant with actual statements in accordance with subsection 6(e) above.

7.                                      ELECTRICITY CHARGES

(a)                                 Tenant shall pay to Landlord, as Additional Rent, within fifteen (15) business days of receipt of Landlord’s billing statement therefor, all charges billed by Landlord, or its agent, for electricity, such charges to be based upon Tenant’s consumption, as measured by Landlord’s submeter for the Premises.  Landlord shall not be liable for any interruption or delay in electric or any other utility service for any reason.

8.             SIGNS; USE OF PREMISES AND COMMON AREAS

(a)           As part of Tenant fit-out cost, Landlord shall provide Tenant with standard identification signage on all Building directories and at the entrance to the Premises.  No other signs shall be placed, erected or maintained by Tenant at any place upon the Premises, Building or Project.

(b)           Tenant may use and occupy the Premises only for the express and limited purposes stated in Article 1(j) above; and the Premises shall not be used or occupied, in whole or in part, for any other purpose without the prior written consent of Landlord: provided that Tenant’s right to so use and occupy the Premises shall remain expressly subject to the provisions of “Governmental Regulations”, Article 28 herein.  No machinery or equipment shall be permitted that shall cause vibration, noise or disturbance beyond the Premises.  Tenant, without Landlord’s consent or direction, shall not vacate the Premises at any time during the Term, nor permit the Premises to remain unoccupied.

(c)           Tenant shall not commit or suffer any waste upon the Premises, Building or Project or any nuisance, or any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or Project.

(d)           Tenant shall have the right, non-exclusive and in common with others, to use the exterior paved driveways and walkways of the Building for vehicular arid pedestrian access to the Building.  Tenant shall also have the right, in common with other tenants of the Building and Landlord, to use the designated parking areas of the Project and for the parking of automobiles of Tenant and its employees and business visitors, incident to Tenant’s permitted use of the Premises; provided that Landlord shall have the right to restrict or limit Tenant’s utilization of the parking areas in the event the same become overburdened and in such case to equitably allocate on proportionate basis or assign parking spaces among Tenant and the other tenants of the Building.  Landlord shall have the right to establish reasonable regulations, applicable to all tenants, governing the use of or access to any interior or exterior common areas; and such regulations, when communicated by written notification from Landlord to Tenant, shall be deemed incorporated by reference hereinafter and part of this Lease.

9.             ENVIRDNMENTAL MATTERS

(a)           Hazardous Substances.

(i)            Tenant shall not, except as provided in subparagraph (ii) below, bring or otherwise cause to be brought or permit any of its agents, employees, contractors or invitees to bring in, on or about any part of the Premises, Building or Project, any hazardous substance or hazardous waste in violation of law, as such terms are or may be defined in (x) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et. seq., as the same may from time to time be amended, and the regulations promulgated pursuant thereto (“CERCLA”); the United States Department of Transportation Hazardous Materials Table (49 CFR 172.102); by the Environmental Protection Agency as hazardous substances (40 CFR Part 302); the Clean Air Act; and the Clean Water Act, and all amendments, modifications or supplements thereto; and/or (y) the Industrial Site Recovery Act, formerly known as the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 et seq., as the same may from time to time be amended, and the regulations promulgated pursuant thereto (“ISRA”); and/or (z) any other rule, regulation, ordinance, statute or requirements of any governmental or administrative agency regarding the environment.

(ii)           Tenant may bring to and use at the Premises, hazardous substances, supplies or other items, incidental to its normal business operations under the SIC Code referenced in paragraph 1(n) above in de minimis quantities in accordance with all laws.  Tenant shall store and handle such substances in strict accordance with all environmental laws.

(b)           Industrial Site Recovery Act.

(i)            Tenant represents and warrants that Tenant’s SIC (Standard Industrial Classification) number as designated in the Standard Classification Manual prepared by the Office of Management and Budget, and as set forth in Article 1(m) hereof, is correct.  Tenant represents that the specific activities intended to be carried on in the Premises are in accordance with Article 1(k) and Tenant covenants and agrees that it will not do or suffer anything which will cause its SIC number (or that of any assignee or subtenant) to fall within any of the following “major group” classifications of SIC numbers during the Term (and any exercised renewal term) hereof: 22 through 39 inclusive, 46 through 49 inclusive, 51 and 76 (together the “Covered Numbers”).  Tenant further covenants and agrees to notify Landlord at least thirty (30) days prior to any change of facts which would result in the change of Tenant’s SIC number from its present number to any of the Covered Numbers.  Upon such notice, Landlord shall have the right, at its option, to terminate this Lease within thirty (30) days of receipt of such notice by notifying Tenant in writing.

(ii)           Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of “hazardous substances” or “hazardous waste” as such terms are defined under ISRA.  Tenant further covenants that it will not cause or permit to exist any “discharge” (as such term is defined under ISRA) on or about the Premises.

(iii)          (1)           If Tenant’s operations at the Premises now or hereafter constitute an “Industrial Establishment” subject to the requirements of ISRA, then prior to: (1) closing operations or transferring ownership or operations of Tenant at the Premises (as defined under ISRA), (2) the expiration or sooner termination of this Lease, or (3) any assignment of this Lease or any subletting of any portion of the Premises; Tenant shall, at its expense, comply with ail requirements of 1SRA pertaining thereto.  Without limitation of the foregoing, Tenant’s obligations shall include (i) the proper filing of an initial notice under N.J.S.A. 13:1K-9(a) to the NJDEP and (ii) the performance of all remediation and other requirements of ISRA, including without limitation all requirements of N.J.S.A. 13:1K-9(b) through and including (I).

(2)           In addition, upon written request of Landlord, Tenant shall cooperate with Landlord in obtaining ISRA approval of any transfer of the Building of which the Premises form a part.  Specifically in that regard, Tenant agrees that it shall (1) execute and deliver all affidavits, reports, responses to questions, applications or other filings required by Landlord and related to Tenants activities at the Premises, (2) allow inspections and testing of the Premises, and (3) as respects the Premises occupied by Tenant, perform any requirement reasonably requested by Landlord necessary for the receipt of ISRA approval, provided the foregoing shall be at no out-of-pocket cost or expense to Tenant except for clean-up and remediation costs arising from Tenant’s activities at the Premises.

(iv)          The parties acknowledge and agree that, except as provided in Paragraph (iii)(B) above, pursuant to the provisions of Section 20(c) of ISRA, Tenant shall be, and is hereby, designated the party responsible (the “Party Responsible”) to comply with the requirements of ISRA (P.L. 1983, c.330) with respect to the Premises, and that as a result, the

NJDEP may compel Tenant to so comply.  In addition, any failure of Tenant to provide any information and submission as required under Section 20(a) and Section 20(c) of ISRA shall constitute a default under this Lease.  Any assignee or subtenant of Tenant shall be deemed to have, and by entering into such assignment or sublease, and/or by entering into possession of the Premises, does hereby, acknowledge that they shall be the Party Responsible, jointly and severally with Tenant, under the provisions of this Lease.

(v)           In the event that Tenant is not obligated to comply with Article 9(b)(iii) for any reason, including without limitation inapplicability of ISRA to Tenant, then prior to the expiration or sooner termination of this Lease or any subletting of any portion of the Premises, Tenant shall, at Tenant’s expense, and at Landlord’s option:

(1)           Obtain from the NJDEP a “non-applicability letter” confirming that the proposed termination, assignment or subletting shall not be subject to the requirements of ISRA.  Any representation or certification made by Tenant in connection with the non-applicability letter request shall constitute a representation and warranty by Tenant in favor of Landlord and any misrepresentation or breach of warranty contained in Tenant’s request shall constitute a default under this Lease; provided, however, if a non-applicability letter is not issued due to factors relating solely to the Building or parties other than Tenant, then Tenant shall be deemed to have complied with this provision.

(2)           If reasonably indicated by a reputable environmental consultant engaged by Landlord, at Landlord’s expense, Tenant shall remove “hazardous waste” or “hazardous waste” attributable to Tenant’s occupancy at the Premises in a manner which complies with NJDEP requirements under ISRA, at Tenant’s expense, if ISRA applied to Tenant and/or the Premises.

(vi)          In the event Tenant is obligated, under this Article or otherwise, to perform and/or cooperate in performing any ISRA obligations and/or obtain and/or cooperate in obtaining any ISRA approval, by way of a non-applicability letter, “negative declaration”, the performance of an approved remedial action work plan, the obtaining of a no further action letter, the performance under a remediation agreement and/or otherwise (collectively the “ISRA Obligations”) and, prior to fully performing such ISRA Obligations, there occurs the scheduled expiration of the Term of this Lease or any other termination of this Lease (collectively, a “Lease Termination”), and in the event (i) Landlord is obligated to deliver possession to a new tenant and (ii) Landlord is prevented from being able to deliver lawful possession because of such failure of Tenant to fully perform same, then Tenant shall, following such Lease Termination, pay, at the time and in the manner Fixed Rent payments were due during the term, an amount equal to: (i) Fixed Rent at twice the rate in effect immediately prior to such Lease Termination; and (ii) Additional Rent as provided under the Lease until such time as all such ISRA Obligations have been fully completed.

(c)           Additional Terms.

(i)            In the event of Tenant’s failure to comply in full with this Article, Landlord may, after written notice to Tenant and Tenant’s failure to cure within thirty (30) days of its receipt of such notice, at Landlord’s option, perform any and all of Tenant’s obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand and with interest at the Default Rate until payment at the rate provided in this Lease.

(ii)           The parties acknowledge and agree that Tenant shall not be held responsible for any environmental issue at the Premises unless such issue was caused by an action or omission of Tenant or its agents, employees, consultants or invitees.

(iii)          This Article 9 shall survive the expiration or sooner termination of this Lease.

10.          TENANT’S ALTERATIONS

Tenant will not cut or drill into or secure any fixture, apparatus or equipment or make alterations, improvements or physical additions (collectively, “Alterations”) of any kind to any part of the Premise without first obtaining the written consent of Landlord, such consent not to be unreasonably withheld.  Alterations shall, at Landlord’s option, be done by Landlord at Tenant’s sole cost and expense.  Landlord’s consent shall not be required for the installation of any office equipment or fixtures including internal partitions which do not require disturbance of any structural elements or systems (other than attachment thereto) within the Building.  If Landlord approves Tenant’s Alterations and agrees to permit Tenant’s contractors to do the work, Tenant, prior to the commencement of labor or supply of any materials, must furnish to Landlord (i) a duplicate or original policy or certificates of insurance evidencing (a) general public liability insurance for personal injury and property damage in the minimum amount of $1,000,000.00 combined single limit, (b) statutory workman’s compensation insurance, and (c) employer’s liability insurance from each contractor to be employed (all such policies shall be non-cancelable without thirty (30) days prior written notice to Landlord and shall be in amounts and with companies satisfactory to Landlord); (ii) construction documents prepared and sealed by a registered New Jersey architect if such alteration is in excess of $15,000; (iii) all applicable building permits required by law; and (iv) an executed, effective Waiver of Mechanics Liens from such contractors and all sub-contractors.  Any consent by Landlord permitting Tenant to do any or cause any work to be done in or about the Premises shall be and hereby is conditioned upon Tenant’s work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord’s mechanics or their contractors or by any other tenant or their contractors.  If at any time any of the workmen or mechanics performing any of Tenant’s work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do or cause any work to be done in or about the Premises, may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant.

All Alterations (whether temporary or permanent in character) made in or upon the Premises (other than the Landlord Work which will remain on the Premises), either by Landlord or Tenant, shall be Landlord’s property upon installation and shall remain on the Premises without compensation to Tenant.  Should Tenant fail to do so, Landlord may do so, collecting at Landlord’s option the cost and expense thereof from Tenant as Additional Rent.  All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease, or if not so removed shall, at the option of Landlord, become the property of Landlord.  All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or Building and in such manner so as not to disturb other tenants in the Building.  If Tenant fails to remove any items required to be removed pursuant to this Article, Landlord may do so and the costs and expenses thereof shall be deemed Additional Rent hereunder and shall be reimbursed by Tenant to Landlord within fifteen (15) business days of Tenant’s receipt of an invoice therefore from Landlord.

11.          CONSTRUCTION LIENS

(a)           Tenant will not voluntarily suffer or permit any contractor’s, subcontractors or supplier’s lien (a “Construction Lien”) to be filed against the Premises or any part thereof by reason of work, labor services or materials supplied or claimed to have been supplied to Tenant; and if any Construction Lien shall at any time be filed against the Premises or any part thereof, Tenant, within thirty (30) days after notice of the filing thereof, shall cause it to be discharged of record by payment, deposit, bond, order of a court or competent jurisdiction or otherwise.  If Tenant shall fail to cause such Construction Lien to be discharged within the period aforesaid, then in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings.  Any amount so paid by Landlord, plus all of Landlord’s costs and expenses associated therewith (including, without limitation, reasonable legal fees), shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand with interest from the date of advance by Landlord at the Default Rate.

Nothing in this Lease, or in any consent to the making of alterations or improvements contained shall be deemed or construed in any way as constituting authorization by Landlord for the making of any alterations or additions by Tenant within the meaning of Section 3 of the Construction Lien Law (P.L. 1993, c. 318) or any amendment thereof, or constituting a request by Landlord, express or implied, to any contractor, subcontractor or supplier for the performance of any labor or the furnishing of any materials for the use or benefit or Landlord.

12.          ASSIGNMENT AND SUBLETTING

(a)           Subject to the remaining subsections of Section 12, except as expressly permitted pursuant to this section, Tenant shall not, without the prior written consent of Landlord, such consent not to be unreasonably withheld, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof.  Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease, This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law or by merger, consolidation or asset sale, without the written consent of Landlord.

(b)           if at any time or from time to time during the term of this Lease Tenant desires to assign all or any part of the Premises, Tenant shall give notice to Landlord of such intent.  Landlord shall have the option, exercisable by notice given to Tenant within forty-five (45) days after receipt of Tenant’s notice, of reacquiring the portion of the Premises proposed to be assigned and terminating the Lease with respect thereto.

(c)           Any sums or other economic consideration received by Tenant as a result of any subletting, assignment or license (except rental or other payments received which are attributable to the amortization of the cost of leasehold improvements made to the sublet or assigned portion of the premises by Tenant for subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions) whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the premises subject to such sublease or assignment) shall be divided evenly between Landlord and Tenant, with Landlord’s portion being payable to Landlord as Additional Rental under this

Lease paid to Landlord in their entirety without affecting or reducing any other obligation of Tenant hereunder.

(d)           Regardless of Landlord’s consent, no subletting or assignment shall release Tenant of Tenant’s obligation or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder.  The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.  Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.  In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

(e)           In the event that (i) the Premises or any part thereof are sublet and Tenant is in default under this Lease, or (ii) this Lease is assigned by Tenant, then, Landlord may collect Rent from the assignee or subtenant and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the provisions of this Article 12 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder, or a release of Tenant from further performance of the covenants herein contained.

(f)            In connection with each proposed assignment or subletting of the Premises by Tenant, Tenant shall pay to Landlord an administrative fee of $250 per request in order to defer Landlord’s administrative expenses arising from such request, plus Landlord’s reasonable attorneys’ fees.

(g)           Notwithstanding, the occupancy of the Premises or any portion thereof by Amtralease or any other company or entity affiliated with Amtralease or Tenant shall not be considered an assignment of sublease.

13.          LANDLORD’S RIGHT OF ENTRY

Landlord and persons authorized by Landlord may enter the Premises at all reasonable times upon twenty-four (24) hours notice (except in the case of an emergency in which case no prior notice is necessary) for the purpose of inspections, repairs, alterations to adjoining space, appraisals, or other reasonable purposes; including enforcement of landlord’s rights under this Lease.  Landlord shall not be liable for inconvenience to or disturbance of Tenant by reason of any such entry; provided, however, that in the case of repairs or work, such shall be done, so far as practicable, so as to not unreasonably interfere with Tenant’s use of the Premises.  Landlord also shall have the right to enter the Premises at all reasonable times after giving prior notice to Tenant, to exhibit the Premises to any prospective purchaser, tenant and/or mortgagee.

14.          REPAIRS AND MAINTENANCE

(a)           Except as specifically otherwise provided in Paragraphs (b) and (c) of this Article, Tenant, at its sole cost and expense and throughout the Term of this Lease, shall keep and maintain the Premises in good order and condition, free of accumulation of dirt and rubbish, and shall promptly make all non-structural repairs necessary to keep and maintain such good order and condition.  Tenant shall have the option of replacing lights, ballasts, tubes, ceiling tiles, outlets and similar equipment itself or it shall have the ability to advise Landlord of Tenant’s desire to have Landlord make such repairs.  If requested by Tenant, Landlord shall make such repairs to the Premises within a reasonable time of notice to Landlord and shall charge Tenant for such services at Landlord’s standard rate (such rate to be competitive with the market rate for such services).  Tenant shall not use or permit the use of any portion of the Premises for outdoor storage.  When used in this Article 14, the term “repairs” shall include replacements and renewals when necessary.  All repairs made by Tenant shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in constructing the Building and the Premises.  Landlord shall maintain all HVAC systems serving the Building and the Premises.  Tenant’s allocated share of Landlord’s cost for HVAC service, maintenance and repairs shall be included as a portion of Recognized Expenses.

(b)           Landlord, throughout the Term of this Lease and at Landlord’s sole cost and expenses, shall make all necessary repairs to the footings and foundations and the structural steel columns and girders forming a part of the Premises and the HVAC, plumbing and electric systems serving the Premises.

(c)           Landlord, throughout the Term of this Lease, shall make all necessary repairs to the Building outside of the Premises and the common areas, including the roof, walls, exterior portions of the Premises and the Building, utility lines, equipment and other utility facilities in the Building, which serve more than one tenant of the Building, and to any driveways, sidewalks, curbs, loading, parking and landscaped areas, and other exterior improvements for the Building; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair.  Tenant shall pay its Allocated Share of the cost of all repairs to be performed by Landlord pursuant to this Paragraph 14(c) as Additional Rent as provided, in Article 6 hereof.

(d)           Landlord shall keep and maintain all common areas appurtenant to the Building and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice, and shall keep and maintain all landscaped areas in a neat and orderly condition.  Tenant shall pay its Allocated Share of the cost of all work to be performed by Landlord pursuant to this Paragraph (d) as Additional Rent as provided in Article 6 hereof.

(e)           Notwithstanding anything herein to the contrary, repairs to the Premises, Building or Project and its appurtenant common areas made necessary by a negligent or willful act or omission of Tenant or any employee, agent, contractor, or invitee of Tenant shall be made at the sole cost and expense of Tenant.

(f)            Landlord shall provide Tenant with janitorial services for the Premises Monday through Friday of each week in accordance with the guidelines set forth in Exhibit “D” attached hereto and the Tenant shall pay its Allocated Share of the cost thereof as Additional Rent as provided in Article 6 hereof.

(g)           Landlord shall provide Tenant with a one year warranty on any defects in workmanship and materials from defects.  The warranty shall become effective the Lease Commencement date in Exhibit B and expire one year thereafter.

15.          INSURANCE; SUBROGATION RIGHTS

(a)           Tenant shall obtain and keep in force at all times during the term hereof, at its own expense, comprehensive general liability insurance including contractual liability and personal injury liability and all similar coverage, with combined single limits of $3,000,000.00 on account of bodily injury to or death of one or more persons as the result of any one accident or disaster and on account of damage to property, or in such other amounts as Landlord may from time to time require.  The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants of similar buildings in the area making similar uses.

(b)           Tenant shall, at its sole cost and expense, maintain in full force and effect on all Tenant’s trade fixtures, equipment and personal property on the Premises, a policy of all risk property insurance covering the full replacement value of such property.  Tenant shall also provide and keep in force, business interruption insurance in an amount equivalent to twelve (12) months’ Rent and Additional Rent which shall not contain a deductible greater than seventy-two (72) hours.

(c)           All insurance required hereunder shall not be subject to cancellation without at least thirty (30) days prior notice to all insureds, and shall name Landlord, Brandywine Realty Trust, Landlord’s Agent and Tenant as insureds, as their interests may appear, and, if requested by Landlord, shall also name as an additional insured any mortgagee or holder of any mortgage which may be or become a lien upon any part of the Premises.  Prior to the commencement of the Term.  Tenant shall provide Landlord with certificates and copies of the policy or policies of insurance above referred to, with evidence that the coverages required have been obtained and that premiums have been paid in full for the policy periods.  Tenant shall also furnish to Landlord throughout the term hereof replacement certificates or copies of renewal polices, together with evidence of like paid premiums at least thirty (30) days prior to the expiration dates of the then current policy or policies.  All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the State of New Jersey with a financial rating of at least an A-X as rated in the most recent edition of Best’s Insurance Reports and in business for the past five years.  The limit of any such insurance shall not limit the liability of Tenant hereunder.  If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant’s expense to be reimbursed by Tenant as Additional Rent within ten (10) days of written demand.  Any deductible under such insurance policy or self-insured retention under such insurance policy in excess of Five Thousand ($5,000) must be approved by Landlord in writing prior to issuance of such policy.  Tenant shall not self-insure without Landlord’s prior written consent.  The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants of similar buildings in the area making similar uses.

(d)           Landlord shall obtain and maintain the following insurance during the Term of this Lease: (i) replacement cost insurance including all risk perils on the Building and on the Project, (ii) builder’s risk insurance for the Landlord Work to be constructed by Landlord in the Project, and (iii) comprehensive liability insurance {including bodily injury and property damage) covering Landlord’s operations at the Project in amounts reasonably required by the Landlord’s lender or Landlord.

(e)           Each party hereto, and anyone claiming through or under them by way of subrogation, waives and releases any cause of action it might have against the other party and Brandywine Realty Trust and their respective employees, officers, partners, trustees and agents, on account of any loss or damage that is insured against under any insurance policy required to be obtained hereunder (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Project, Building or Premises, Landlord’s or Tenant’s fixtures, personal property, leasehold improvements or business and which names Landlord and Brandywine Realty Trust or Tenant, as the case may be, as a party insured.  Each party hereto agrees that it will cause its insurance carrier to endorse all applicable policies waiving the carrier’s right of recovery under subrogation or otherwise against the other party.  During any period while such waiver of right of recovery is in effect, each party shall look solely to the proceeds of such policies for compensation for loss, to the extent such proceeds are paid under such policies.

16.          INDEMNIFICATION

Tenant shall defend, indemnify and hold harmless Landlord and Brandywine Realty Trust and their respective employees and agents from and against any arid all third-party claims, actions, damages, liability and expense (including all expenses and liabilities incurred in defense of any such claim or any action or proceeding brought thereon) arising from (i) Tenant’s improper use of the Premises, (ii) the improper conduct of Tenant’s business, (iii) any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere contrary to the requirements of the Lease, (iv) any breach or default in the performance of any obligation of Tenant’s part to be performed under the terms of this Lease, and (v) any negligence or willful act of Tenant or any of Tenant’s agents, contractors or employees and/or negligence or other tortuous acts of third parties, and in case Landlord or Brandywine Realty Trust shall be made a party to any litigation commenced by or against Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers or employees, then Tenant shall defend, indemnify and hold harmless Landlord and Brandywine Realty Trust and shall pay all costs, expenses and reasonable attorney’s fees incurred or paid by Landlord and Brandywine Realty Trust in connection with such litigation, after notice to Tenant and Tenant’s refusal to defend such litigation, and upon notice from Landlord shall defend the same at Tenant’s expense by counsel satisfactory to Landlord.  Tenant shall further indemnify and hold harmless Landlord and Brandywine Realty Trust from and against any and all third-party claims, actions, damages, liability and expense which may be imposed upon or incurred by or asserted against Landlord by reason of (a) loss of life, personal injury and/or damage to property occurring in or about, or arising out of, the Premises, adjacent sidewalks and loading platforms or areas and common areas appurtenant to the Building occasioned by reason of any act or omission of Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers, employees and/or third parties and (b) any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, conditions, limitations or Rules and Regulations contained in this Lease on Tenant’s part to be kept, observed and performed.

17.          QUIET ENJOYMENT

Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Fixed Rent and Additional Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord, or anyone claiming by through or under Landlord under and subject to the terms and conditions of this lease and of any mortgages now or hereafter affecting all of or any portion of the Premises.

18.          FIRE DAMAGE

(a)           Except as provided below, in case of damage to the Premises by fire or other Insured casualty, Landlord shall repair the damage.  Such repair work shall be commenced promptly following notice of the damage and completed with due diligence, taking into account the time required for Landlord to effect a settlement with and procure insurance proceeds from the insurer, except for delays due to governmental regulation, scarcity of or inability to obtain labor or materials, intervening acts of God or other causes beyond Landlord’s reasonable control.

(b)                                 Notwithstanding the foregoing, if (i) the damage is of a nature or extent that, in Landlord’s reasonable judgment (to be communicated to Tenant within sixty (60) days from the date of the casualty), the repair and restoration work would require more than One hundred and twenty (120) consecutive days to complete after the casualty and, assuming normal work crews not engaged in overtime, or (ii) if more than thirty (30%) percent of the total area of the Building is extensively damaged, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto, by sending written notice of such termination to the other within ten (10) days of Tenant’s receipt of the notice from Landlord described above.  Such notice is to specify a termination date no less than fifteen (15) days after its transmission; provided, however, that in addition to the foregoing, in the event Tenant shall have also vacated the Premises because the nature or extent of the damage rendered the Premises untenantable, Tenant may by notice in writing to Landlord within five (5) days of receipt of Landlord’s written notice elect to make the termination of the Lease retroactive to the date of such vacation of the Premises by Tenant.  Notwithstanding the foregoing, in the event Tenant is responsible for the aforesaid casualty, Tenant shall not have the right to terminate this Lease if Landlord is willing to rebuild and restore the Premises.

(c)                                  If the insurance proceeds received by Landlord as dictated by the terms and conditions of any financing then existing on the Building, (excluding any rent insurance proceeds) would not be sufficient to pay for repairing the damage or are required to be applied on account of any mortgage which encumbers any part of the Premises or Building, or if the nature of loss is not covered by Landlord’s fire insurance coverage, Landlord may elect either to (i) repair the damage as above provided notwithstanding such fact or (ii) terminate this Lease by giving Tenant notice of Landlord’s election within thirty (30) days after Landlord’s knowledge of the damage and of the unavailability or insufficiency of insurance proceeds.  If the election is to terminate, Landlord shall give Tenant at least fifteen (15) days prior notice specifying the termination date.

(d)                                 In the event Landlord has not completed restoration of the Premises one hundred and twenty (120) days from the date of casualty (subject to delay due to weather conditions, shortages of labor or materials or other reasons beyond Landlord’s control which delay in any event will not exceed an additional thirty (30) business days), Tenant may terminate this Lease by written notice to Landlord within thirty (30) business days following the expiration of such 210 day period (as extended for reasons beyond Landlord’s control as provided above) unless, within thirty (30) business days following receipt of such notice, Landlord has completed such restoration and delivered the Premises to Tenant for occupancy.

In the event of damage or destruction to the Premises or any part thereof, Tenant’s obligation to pay Fixed Rent and Additional Rent shall be equitably adjusted or abated, provided the deduction or abatement of Rent shall not exceed rent insurance proceeds received by Landlord attributable to the Premises for the period during which it was damaged.  Notwithstanding the foregoing, there shall be no abatement in Rent or Additional Rent if Tenant caused or is responsible for the casualty.

19.                               SUBORDINATION; RIGHTS OF MORTGAGEE

(a)                                 This Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed upon the Premises, Building and/or Project and land of which they are a part without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination.  Tenant further agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage and such further instrument or instruments of attornment as shall be desired by any mortgagee or proposed mortgagee or by any other person.  Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery and in that event such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.

(b)                                 In the event Landlord shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant agrees to give to the holder of any mortgage (collectively the “Mortgagee) now or hereafter placed upon the Premises, Building and/or Project, notice by registered mail of any such default which Tenant shall have served upon Landlord, provided that prior thereto Tenant has been notified in writing (by way of Notice of Assignment of Rents and/or Leases or otherwise in writing to Tenant) of the name and addresses of any such Mortgagee.  Tenant shall not be entitled to exercise any right or remedy as there may be because of any default by Landlord without having given such notice to the Mortgagee; and Tenant further agrees that if Landlord shall fail to cure such default: (i) the Mortgagee shall have any additional time periods (measured from the later of the date on which the default should have been cured by Landlord or the Mortgagee’s receipt of such notice from Tenant), within which to cure such default, provided that if such default be such that the same could not be cured within such period and is diligently pursuing the remedies necessary to effectuate the cure (including but not limited to foreclosure proceedings if necessary to effectuate the cure); and (ii) Tenant shall not exercise any right or remedy as there may be arising because of Landlord’s default, including but not limited to, termination of this Lease as may be expressly provided for herein or available to Tenant as a matter of law, if the Mortgagee either has cured the default within such time periods, or as the case may be, has initiated the cure of same within such period and is diligently pursuing the cure of same as aforesaid.  Landlord shall use its best efforts to obtain a non-disturbance agreement for Tenant.

20.                               CONDEMNATION

(a)                                 If more than twenty (20%) percent of the floor area of the Premises is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation for purposes of this Lease), this Lease shall, at either party’s option, terminate as of the date title to the condemned real estate vests in the condemnor, and the Fixed Rent and Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for period beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability hereunder.

(b)                                 If less than twenty (20%) percent of the floor area of the Premises is taken or if neither Landlord nor Tenant have elected to terminate this Lease pursuant to the preceding sentence, Landlord shall do such work as may be reasonably necessary to restore the portion of the Premises not taken to tenantable condition for Tenant’s uses, but shall not be required to expend more than the net award Landlord reasonably expects to be available for restoration of the Premises.  If Landlord determines that the damages available for restoration of the Building and/or Project will not be sufficient to pay the cost of restoration, or if the condemnation damage award is required to be applied on account of any mortgage which encumbers any part of the Premises,

Building and/or Project, Landlord may terminate this Lease by giving Tenant thirty (30) days prior notice specifying the termination date.

(c)                                  If this Lease is not terminated after any such taking or condemnation, the Fixed Rent and the Additional Rent shall be equitably reduced in proportion to the area of the Premises which has been taken for the balance of the Term.

(d)                                 If a part or all of the Premises shall be taken or condemned, all compensation awarded upon such condemnation or taking shall go to Landlord and Tenant shall have no claim thereto other than Tenant’s damages associated with moving, storage and relocation; and Tenant hereby expressly waives, relinquishes and releases to Landlord any claim for damages or other compensation to which Tenant might otherwise be entitled because of any such taking or limitation of the leasehold estate hereby created, and irrevocably assigns and transfers to Landlord any right to compensation of all or a part of the Premises or the leasehold estate.

21.                               ESTOPPEL CERTIFICATE

Each party agrees at any time and from time to time, within ten (10) days after the other party’s written request, to execute, acknowledge and deliver to the other party a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates in which Rent, Additional Rent, and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the party signing such certificate, the requesting party is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge.  It is intended that any such certification and statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the Project or any mortgagee thereof or any assignee of Landlord’s interest in this Lease or of any mortgage upon the fee of the Premises or any part thereof.

22.                               DEFAULT

If:

(i)                                     Tenant fails to pay any installment of Fixed Rent or any amount of Additional Rent when due,

(ii)                                  Tenant “vacates” the Premises (other than in the case of a permitted subletting or assignment) or permits the same to be unoccupied coupled with non-payment of rent.

(iii)                               Tenant fails to observe or perform any of the Tenant’s other agreements or obligations herein contained within thirty (30) days after written notice specifying the default, or the expiration of such additional time period as is reasonably necessary to cure such default, provided Tenant immediately commences and thereafter proceeds with all due diligence and in good faith to cure such default,

(iv)                              Tenant makes any assignment for the benefit of creditors,

(v)                                 Tenant commits an act of federal or state bankruptcy or files a petition or commences any proceeding under any bankruptcy or insolvency law,

(vi)                              a petition is filed or any proceeding is commenced against Tenant under any federal or state bankruptcy or insolvency law and such petition or proceeding is not dismissed within thirty (30) days,

(vii)                           Tenant is adjudicated a bankrupt,

(viii)                        Tenant by any act indicates its consent to, approval of or acquiescence in, or a court approves, a petition filed or proceeding commenced against Tenant under any federal or state bankruptcy or insolvency law,

(ix)                              a receiver or other official is appointed for Tenant or for a substantial part of Tenant’s assets or for Tenant’s interests in this Lease,

(x)                                 any attachment or execution against a substantial part of Tenant’s assets or of Tenant’s interests in this Lease remains unstayed or undismissed for a period of more than ten (10) days, or

(xi)                              a substantial part of Tenant’s assets or of Tenant’s interest in this Lease is taken by legal process in any action against Tenant,

then, in any such event, an Event of Default shall be deemed to exist and Tenant shall be in default hereunder.

If an Event of Default shall occur, the following provisions shall apply and Landlord shall have, in addition to all other rights and remedies available at law or in equity, the rights and remedies set forth therein, which rights and remedies may be exercised upon or at any time following the occurrence of an Event of Default unless, prior to such exercise, Landlord shall agree in writing with Tenant that the Event(s) of Default has been cured by Tenant in all respects.

(a)                                 Acceleration of Rent.  By notice to Tenant, Landlord shall have the right to accelerate all Fixed Rent and all expense installments due hereunder and otherwise payable in installments over the remainder of the Term, and, at Landlord’s option, any other Additional Rent to the extent that such Additional Rent can be determined and calculated to a fixed sum; and the amount of accelerated rent to the termination date, without further notice or demand for payment, shall be due and payable by Tenant within five (5) days after Landlord has so notified Tenant, such amount collected from Tenant pursuant to a judgment shall be discounted to present value using an interest rate of ten percent (10%) per annum.  Additional Rent which has not been included, in whole or in part, in accelerated rent, shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease.

Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by notice to Tenant, (i) to terminate Tenant’s further right to possession of the Premises and (ii) to terminate this Lease under paragraph (b) below; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Landlord’s termination of possession or termination of this Lease shall be applied by Landlord against Tenant’s obligations owing to Landlord, as determined by the applicable provisions of paragraphs (c) and (d) below.

(b)                                 Termination of Lease.  By notice to Tenant, Landlord shall have the right to terminate this Lease as of a date specified in the notice of termination and in such case, Tenant’s rights, including any based on any option to renew, to the possession and use of the Premises shall end absolutely as of the termination date; and this Lease shall also terminate in all respects except for the provisions hereof regarding Landlord’s damages and Tenant’s liabilities arising prior to, out of and following the Event of Default and the ensuing termination.

Following such termination and the notice of same provided above (as well as upon any other termination of this Lease by expiration of the Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; and to that end, Landlord may enter the Premises and take possession, without the necessity of giving Tenant any notice to quit or any other further notice, with or without legal process or proceedings, and in so doing Landlord may remove Tenant’s property (including any improvements or additions to the Premises which Tenant made, unless made with Landlord’s consent which expressly permitted Tenant to not remove the same upon expiration of the Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Landlord may deem to be commercially reasonable and necessary under the circumstances.

(c)                                  Tenant’s Continuing Obligations/Landlord’s Reletting Rights.

(1)                                 Unless and until Landlord shall have terminated this Lease under paragraph (b) above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term to the early termination date; and, in addition, Tenant shall pay to Landlord, upon demand and as Additional Rent, the total sum of all costs, losses and expenses, including reasonable attorneys’ fees, as Landlord incurs, directly or indirectly, because of any Event of Default having occurred.

(2)                                 If Landlord either terminates Tenant’s right to possession without terminating this Lease or terminates this Lease and Tenant’s leasehold estate as above provided, then, subject to the provisions below, Landlord shall have the unrestricted right to relet the Premises or any part(s) thereof to such tenant(s) on such provisions and for such period(s) as Landlord may deem appropriate.  If Landlord relets the Premises after such a default, the costs recovered from Tenant shall be reallocated to take into consideration any additional rent which Landlord receives from the new tenant which is in excess to that which was owed by Tenant.

(d)                                 Landlord’s Damages.

(1)                                 The damages which Landlord shall be entitled to recover from Tenant shall be the sum of:

(A)                               all Fixed Rent and Additional Rent accrued and unpaid as of the termination date; and

(B)                               (i) all costs and expenses incurred by Landlord in recovering possession of the Premises, including removal and storage of Tenant’s property, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, and (iii) the costs of reletting commissions; and

(C)                               all Fixed Rent and Additional Rent (to the extent that the amount(s) of Additional Rent has been then determined) otherwise payable by Tenant over the remainder of the Term as reduced to present value.

Less deducting from the total determined under subparagraphs (A), (B) and (C) all Rent and all other Additional Rent to the extent determinable as aforesaid, (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the leasing of the Premises or part during or attributable to any period falling within the otherwise remainder of the Term.

(2)                                 The damage sums payable by Tenant under the preceding provisions of this paragraph (d) shall be payable on demand from time to time as the amounts are determined; and if from Landlord’s subsequent receipt of rent as aforesaid from reletting, there be any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payments) shall be refunded by Landlord to Tenant, without interest.

(e)                                  Interest on Damage Amounts.  Any sums payable by Tenant hereunder, which are not paid after the same shall be due, shall bear interest from that day until paid at the rate of four (4%) percent over the then Prime Rate as published daily under the heading “Money Rates” in The Wall Street Journal, unless such rate be usurious as applied to Tenant, in which case the highest permitted legal rate shall apply (the “Default Rate”).

(f)                                   Landlord’s Statutory Rights.  Landlord shall have all rights and remedies now or hereafter existing at law or in equity with respect to the enforcement of Tenant’s obligations hereunder and the recovery of the Premises.  No right or remedy herein conferred upon or reserved to Landlord shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law.  Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

(g)                                  Remedies Not Limited.  Nothing herein contained shall limit or prejudice the right of Landlord to exercise any or all rights and remedies available to Landlord by reason of default or to prove for and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damage referred to above.

(h)                                 No Waiver by Landlord.  No delay or forbearance by landlord in exercising any right or remedy hereunder, or Landlord’s undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord’s rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.  Waiver by Landlord of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Landlord) or failure by Landlord to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord’s right to have any such covenant or condition duly performed or observed by Tenant, or of Landlord’s rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach.  Landlord’s receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default

(regardless of any endorsement or notation on any check or any statement in any letter accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Landlord to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of this Lease and the recovery of the Premises because of Tenant’s previous default.

23.                               CURING TENANT’S DEFAULTS

If Tenant shall default in the performance of any of its non-monetary obligations hereunder, Landlord without prejudice and in addition to any other rights it may have at law or in equity, after giving Tenant written notice of such default and after failure by Tenant within thirty (30) days of the receipt of such notice to correct or to undertake and diligently pursue correction of said default(s) in which event the thirty day period shall be extended for a reasonable time not to exceed an additional fifteen (15) days (which notice and/or opportunity to cure shall not be required in case Landlord shall determine that an emergency exists requiring prompt action), may cure such defaults(s) on behalf of Tenant; and Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in that regard plus interest thereon from the date(s) of expenditure at the Default Rate, which shall be deemed Additional Rent payable hereunder.

24.                               LANDLORD’S LIEN                                                                             INTENTIONALLY DELETED

25.                               LANDLORD’S REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants to Tenant as follows:

(1)                                 Landlord is the fee owner of the Building and the Project; and

(2)                                 Landlord has the authority to enter into this Lease.

(3)                                 To the best of the Landlords knowledge, the Building and Premises is in full compliance with all applicable codes, regulations, statues and ordinances.

26.                               SURRENDER

Tenant shall, at the expiration of the Term, promptly quit and surrender the Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear and damage by fire or other insured casualty.  Tenant shall have no right to hold over beyond the expiration of the Term and in the event Tenant shall fail to deliver possession of the Premises as herein provided, such occupancy shall not be construed to effect or constitute other than a tenancy at sufferance: During any period of occupancy beyond the expiration of the Term the amount of rent owed to Landlord by Tenant shall automatically become two hundred percent (200%) the sum of the Rent as those sums are at that time calculated under the provisions of the Lease.  If Tenant fails to surrender the space within thirty (30) days of the termination date, Landlord may elect to automatically extend the Term for an additional month or additional year, at Landlords option, with a Rent of two hundred percent (200%) the sum of the Rent as those sums are at that time calculated under the provisions of the Lease.  The acceptance of rent by Landlord or the failure or delay of Landlord in notifying or evicting Tenant following the expiration or sooner termination of the Term shall not create any tenancy rights in Tenant and any such payments by Tenant may be applied by Landlord against its costs and expenses, including attorney’s fees incurred by Landlord as a result of such holdover.

27.          RULES AND REGULATIONS

Tenant agrees that at all times during the terms of this Lease (as same may be extended) it, its employees, agents, invitees and licenses shall comply with all rules and regulations specified on Exhibit “C” attached hereto and made a part hereof, together with all reasonable Rules and Regulations as Landlord may from time to time promulgate provided they do not increase the financial burdens of Tenant or unreasonably restrict Tenant’s rights under this Lease.  Tenant’s right to dispute the reasonableness of any changes in or additions to the Rules and Regulations shall be deemed waived unless asserted to Landlord within ten (10) business days after Landlord shall have given.  Tenant written notice of any such adoption or change.  In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control Landlord shall have no duty or obligation to enforce any Rule and Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord’s failure or refusal to enforce any Rule or Regulation or any term, covenant of condition of any other lease against any other tenant shall be without liability to Landlord to Tenant.  However, if Landlord does enforce Rules or Regulations, Landlord shall endeavor to enforce same equally in a non-discriminatory manner.

28.          GOVERNMENTAL REGULATIONS

(a)           Tenant shall, in the use and occupancy of the Premises and the conduct of Tenant’s business or profession therein, at all times comply with all applicable laws, ordinances, orders, notices, rules and regulations of the federal, state and municipal governments, or any of their departments and the regulations of the insurers of the Premises, Building and/or Project.

(b)           Without limiting the generality of the foregoing, Tenant shall (i) obtain, at Tenant’s expense, before engaging in Tenant’s business or profession within the Premises, all necessary licenses and permits including (but not limited to) state and local business licenses or permits, and (ii) remain in compliance with and keep in full force and effect at all times all licenses, consents and permits necessary for the lawful conduct of Tenant’s business or profession at the Premises.  Tenant shall pay all personal property taxes, income taxes and other taxes, assessments, duties, impositions and similar charges which are or may be assessed, levied or imposed upon Tenant and which, if not paid, could be liened against the Premises or against Tenant’s property therein or against Tenant’s leasehold estate.

(c)           Landlord shall be responsible for compliance with Title III of the Americans with Disabilities Act of 1990, 42 U.S.C. 12181 et seq. and its regulations, (collectively, the “ADA”) (i) as to the design and construction of exterior common areas (e.g. sidewalks and parking areas) and (ii) with respect to the initial design and construction by Landlord of Landlord’s Work (as defined in Article 4 hereof).  Except as set forth above in the initial sentence hereto, Tenant shall be responsible for compliance with the ADA in all other respects concerning the use and occupancy of the Premises, which compliance shall include, without limitation (i) provision for full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of the Premises as contemplated by and to the extent required by the ADA, (ii) compliance relating to requirements under the ADA or amendments thereto arising after the date of this Lease and (iii) compliance relating to the design, layout, renovation, redecorating, refurbishment, alteration, or improvement to the Premises made or requested by Tenant at any time following completion of the Landlord’s Work.

(d)           Tenant shall indemnify, protect, defend and save Landlord harmless with regard to any non-compliance or alleged non-compliance by Tenant with any law, order, ordinance, regulation, permit, license or other governmental matter in any way relating to the conduct of Tenant’s business or profession in the Premises.  If Landlord is named as defendant or a responsible party with respect to any alleged violation or non-compliance by Tenant as aforesaid, Landlord also may require, by notice to Tenant, that the matters or conduct giving rise thereto be discontinued by Tenant unless and until the alleged violation or non-compliance is resolved in Tenant’s favor.

29.          NOTICES

Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either: (i) personally served; (ii) delivered by pre-paid nationally recognized overnight courier service (e.g., Federal Express) with evidence of receipt required for delivery; or (iii) forwarded by Registered or Certified mail, return receipt requested, postage prepaid; in all such cases addressed to the parties at the addresses set forth in Article 1(m) hereof.  Each such notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is delivered or delivery is refused.  Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided.

30.          BROKERS

Tenant represents and warrants to Landlord that Tenant has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder other than the Broker identified in Article 1(k); and that otherwise no broker or finder called the Premises to Tenant’s attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Lease.  Each party agrees to indemnify and hold the other harmless from and against all liability, cost and expense, including attorney’s fees and court costs, arising out of any misrepresentation or breach of warranty under this Article.

31.          CHANGE OF BUILDING/PROJECT NAME

Landlord reserves the right at any time and from time to time to change the name by which the Building and/or Project is designated.

32.          LANDLORD’S LIABILITY

Landlord’s obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which have then due and owing, shall look solely to Landlord’s successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.  Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any action of this Lease by Landlord.  In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present of future trustee, shareholder, officer, director, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

33.          AUTHORITY

Tenant represents and warrants that (a) Tenant is duly organized, validly existing and legally authorized to do business in the State of New Jersey, and (b) the persons executing this Lease are duly authorized to execute and deliver this Lease on behalf of Tenant.

34.          NO OFFER

The submission of the Lease by Landlord to Tenant for examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates.  This Lease shall become effective as a Lease only upon the execution and legal delivery thereof by both parties hereto.

35.          RENEWAL

Provided Tenant is not in default of the Lease, either at the time of exercise of this option, or at the commencement of the Renewal Term and Tenant is fully occupying the Premises and the Lease is in full force and effect, Tenant shall have the right to renew this Lease for one (1) term of three (3) years each beyond the end of the initial Term (each, a “Renewal Term”).  Tenant shall furnish written notice of intent to renew one (1) year prior to the expiration of the applicable Term, failing which, such renewal right shall be deemed waived; time being of the essence.  The terms and conditions of this Lease during each Renewal Term shall remain unchanged except that the Rental rate, which shall be $22.50, plus electric per square foot.  All factors regarding Additional Rent shall remain unchanged.

36.          RELOCATION

Landlord, at its sole expense, on at least sixty (60) days prior written notice to Tenant, may require Tenant to move from the Premises to another suite of substantially comparable size and decor in the Building or in the Business Park in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another tenant in the Building.  In the event of any such relocation, Landlord shall pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and shall also pay the expenses of moving and installation of Tenant’s furniture and equipment to the new premises.

37.          MISCELLANEOUS PROVISIONS

A.            Successors.  The respective rights and obligations provided in this Lease shall bind and inure to the benefit of the parties hereto, their successors and assigns; provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord’s written consent for the transfer to such successor and/or assignee has first been obtained as provided in Article 15 hereof.

B.            Governing Law.  This Lease shall be construed, governed and enforced in accordance with the laws of the State of New Jersey, without regard to principles relating to conflicts of law.

C.            Severability.  If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

D.            Captions.  Marginal captions, titles or exhibits and riders and the table of contents in this Lease are for convenience and reference only, and are in no way to be construed as defining, limiting or modifying the scope of intent of the various provisions of this Lease.

E.            Gender.  As used in this Lease, the word “person” shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and the words of any gender shall mean to include any other gender.

F.             Entire Agreement.  This Lease, including the Exhibits and any Riders hereto (which are hereby incorporated by this reference, except that in the event of any conflict before the printed portions of this Lease and any Exhibits or Riders, the term of such Exhibits or Riders shall control), supersedes any prior discussions, proposals, negotiations and discussions between the parties and the Lease contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.  Without in any way limiting the generality of the foregoing, this Lease can only be extended pursuant to the terms hereof, and in Tenant’s ease, with the due exercise of an option (if any) contained herein or a formal agreement signed by both Landlord and Tenant specifically extending the terms.  No negotiations, correspondence by Landlord or offers to extend the terms shall be deemed an extension of the termination date for any period whatsoever.

G.            Counterparts.  This Lease may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.

H.            Telefax Signatures.  The parties acknowledge and agree that notwithstanding any law or presumption to the contrary a telefaxed signature of either party whether upon this Lease or any related document shall be deemed valid and binding and admissible by either party against the other as if same were an original ink signature.

I.             Calculation of Time.  In computing any period of time prescribed or allowed by any provision of this lease, the day of the act, event or default from which the designated period of time begins to run shall not be included.  The last day of the period so computed shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or legal holiday.  Unless otherwise provided herein, all Notices and other periods expire as of 5:00 p.m. (local time in Newtown Square, Pennsylvania) on the last day of the Notice or other period.

J.             No Merger.  There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation, or other legal entity may acquire or hold, directly or indirectly, this Lease of the leasehold estate and the fee estate in the Premises or any interest in such fee estate, without the prior written consent of Landlord’s mortgagee.

K.            Time of the Essence.  TIME IS OF THE ESSENCE IN ALL PROVISIONS OF THIS LEASE, INCLUDING ALL NOTICE PROVISIONS TO BE PERFORMED BY OR ON BEHALF OF TENANT.

L.            Recordation of Lease.  Tenant shall not record this Lease without the written consent of Landlord.  Upon Landlord’s request or with Landlord’s written consent, the parties agree to execute a short form of this Lease for recording purposes containing such terms as Landlord believes appropriate or desirable, the expense thereof to be borne by Tenant.  If such a short form of this Lease is recorded, upon the termination of this Lease, Tenant shall execute, acknowledge, and deliver to Landlord an instrument in writing releasing and quitclaiming to landlord all right, title and interest of Tenant in and to the Premises arising from this Lease or otherwise, ail without cost or expense to Landlord.

M.           Accord and Satisfaction.  No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or Additional Rent due and payable hereunder, nor shall any endorsement or statement or any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction.  Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other right or remedy provided for in this Lease, at law or in equity.

N.            No Partnership.  Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venture or a member of a joint enterprise with Tenant.  This Lease establishes a relationship solely of that of a landlord and tenant.

38.          WAIVER OF TRIAL BY JURY

LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

39.          CONSENT TO JURISDICTION

Tenant hereby consents to the exclusive jurisdiction of the state courts located in Cherry Hill and Camden County and to the federal courts located in the District of New Jersey.

IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal the day and year first above written.

LANDLORD:

BRANDYWINE REALTY TRUST

WITNESS:

/s/ [ ]	By:	/s/ George D. Sowa
George D. Sowa
Vice President

TENANT:

Amtralease Truck Leasing Services Corp. T/A Ameriquest

ATTEST

/s/ [ ]	By:	/s/ Doug Clark
Assistant Secretary	PRINT:	Doug Clark, President

EXHIBIT “A”

SPACE PLAN

EXHIBIT “C”

BUILDING RULES AND REGULATIONS
LAST REVISION:  FEBRUARY 1, 1998

Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Project, the operations thereof, the preservation of good order therein and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to Tenant shall be binding upon him in a like manner as if originally prescribed.  Landlord will notify Tenant in writing of any changes to the Building Rules and Regulations.

1.                                      Sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, halls, lobby and any other part of the Building shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress or egress to and from each tenant’s premises.  Landlord shall have the right to control and operate the common portions of the Building and exterior facilities furnished for common use of the tenants (such as the eating, smoking, and parking areas) in such a manner as Landlord deems best.

2.                                      No awnings or other projections shall be attached to the outside wails of the Building without the prior written consent of Landlord.  All drapes, or window blinds, must be of a quality, type and design, color and attached in a manner approved by Landlord.

3.                                      No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, or placed in hallways or vestibules without prior written consent of Landlord.

4.                                      Rest rooms and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no debris, rubbish, rags or other substances shall be thrown therein.  Only standard toilet tissue may be flushed in commodes.  All damage resulting from any misuse of these fixtures shall be the responsibility of the Tenant who, or whose employees, agents, visitors, clients, or licensees shall have caused same.

5.                                      No tenant, without the prior consent of Landlord, shall mark, paint, drill into, bore, cut or string wires or in any way deface any part of the Premises or the Building of which they form a part except for the reasonable hanging of decorative or instructional materials on the walls of the Premises.

6.                                      Tenants shall not construct or maintain, use or operate in any part of the project any electrical device, wiring or other apparatus in connection with a loud speaker system or other sound/communication system which may be heard outside the Premises.  Any such communication system to be installed within the Premises shall require prior written approval of Landlord.

7.                                     No bicycles, baby carriages or other vehicles and no animals, birds or other pets of any kind shall be brought into or kept in or about the Building.

8.                                      No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

9.                                      No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for sale at auction of merchandise, goods or property of any kind.

10.                               No tenant may change the use of the premises without the prior written approval of Landlord.

11.                               No tenant, or employees of Tenant, shall make any unseemly or disturbing noises or disturb or interfere with the occupants of this or neighboring buildings or residences by voice, musical instrument, radio, talking machines, whistling, singing, or in any way.  All passage through the Building’s hallways, elevators, and main lobby shall be conducted in a quiet, business-like manner.

12.                               No tenant shall throw anything out of the doors, windows, or down corridors or stairs of the Building.

13.                               Tenant shall not place, install or operate on the Premises or in any part of the Project, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein except for: coffee machine, microwave oven, vending machines, or place or use in or about the Premises or Project any explosives, gasoline, kerosene oil, acids, caustics or any other flammable, explosive, or hazardous material without prior written consent of Landlord.

14.                               No smoking is permitted in the rest rooms, hallways, elevators, stairs, lobby, exit and entrances vestibules, sidewalks, parking lot area except for the designated exterior smoking area.  All cigarette ashes and butts are to be deposited in the containers provided for same, and not disposed of on sidewalks, parking lot areas, or toilets within the Building rest rooms.

15.                               Tenants are not to install any additional locks or bolts of any kind upon any door or window of the Building without prior written consent of Landlord.  Each tenant must, upon the termination of tenancy, return to the Landlord all keys for the Premises, either furnished to or otherwise procured by such tenant, and all security access card to the Building.

16.                               All doors to hallways and corridors shall be kept closed during business hours except as they may be used for ingress or egress.

17.                               Tenant shall not use the name of the Building, Landlord or Landlord’s Agent in any way in connection with his business except as the address thereof.  Landlord shall also have the right to prohibit any advertising by Tenant, which, in its sole opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

18.                               Tenants must be responsible for all Security Access cards issued to them, and to secure the return of same from any employee terminating employment with them.  No person/company other than Building Tenants and/or their employees may have Security Access cards unless Landlord grants prior written approval.

19.                               All deliveries by vendors, couriers, clients, employees or visitors to the Building which involve the use of a hand cart, hand truck, or other heavy equipment or device must be made via the Freight Elevator.  Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for Tenant to the Building.

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20.                               Landlord reserves the right to inspect all freight to be brought into the Building, and to exclude from the Building all freight or other material which violates any of these rules and regulations.

21.                               Tenant will refer all contractors, contractor’s representatives and installation technicians, rendering any service on or to the premises for Tenant. to Landlord for Landlord’s approval and supervision before performance of any contractual service or access to Building.  This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.  Landlord reserves right to require that all agents of contractors/vendors sign in and out of the Building.

22.                               Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to Landlord’s management or security personnel.

23.                               Landlord may require, at its sole option, all persons entering the Building after 6 PM or before 7 AM, Monday through Friday and at any time on Holidays, Saturdays and Sundays, to register at the time they enter and at the time they leave the Building.

24.                               No space within the Building, or in the common areas such as the parking lot, may be used at any time for the purpose of lodging, sleeping, or for any immoral or illegal purposes.

25.                               No employees or invitees of Tenant shall use the hallways, stairs, lobby, or other common areas of the Building as lounging areas during “breaks” or during lunch periods.

26.                               Each tenant, before dosing and leaving their premises, should lower the blinds within their spaces.

27.                               No canvassing, soliciting or peddling is permitted in the Building or its common areas by tenants, their employees, or other persons.  Each tenant shall cooperate to prevent same and shall report any such incident to Landlord’s management.

28.                               No mats, trash, or other objects shall be placed in the public corridors, hallways, stairs, or other common areas of the Building.

29.                               Tenant must place all recyclable items of cans, bottles, plastic and office recyclable paper in appropriate containers provided by Landlord in each tenant’s space.  Removable of these recyclable items will be by Landlord’s janitorial personnel.

30.                              Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc.  However, should the need arise for repair of items not maintained by Landlord, Landlord at its sole option, may arrange for the work to be done at Tenant’s expense.

31.                               Drapes installed by Tenant, which are visible from the exterior of the Building, must be cleaned by Tenant, at its own expense, at least once a year.

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32.                               No pictures, signage, advertising, decals, banners, etc. are permitted to be placed in or on windows in such a manner as they are visible from the exterior, without the prior written consent of Landlord.

33.                               Tenant or Tenant’s employees are prohibited at any time from eating or drinking in hallways, elevators, rest rooms, lobby or lobby vestibules.

34.                               Tenant shall be responsible to Landlord for any acts of vandalism performed in the Building by its employees, agents, invitees or visitors.

35.                               No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, hallways, elevators, lobby or other public portions or facilities of the Building and exterior common areas by other tenants.

36.                               Landlord’s employees shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.  Requests for such requirements must be submitted in writing to Landlord.

37.                               Tenant agrees that neither Tenant nor its agents, employees, licensees or invitees will interfere in any manner with the installation and/or maintenance of the heating, air conditioning and ventilation facilities and equipment.

38.                               Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant’s area or common areas of the Project regardless of whether such loss occurs when area is locked against entry or not.

39.                               Landlord will not permit entrance to Tenant’s Premises by use of pass key controlled by Landlord, to any person at any time without written permission of Tenant, except employees, contractors or service personnel supervised or employed by Landlord.

40.                               Tenant and its agents, employees and invitees shall observe and comply with the diving and parking signs and markers on the Building grounds and surrounding areas.

41.                               Tenant and its employees, invitees, agents, etc. shall not enter other separate tenants’ hallways, restrooms or premises unless they have received prior approval from Landlord’s management.

************

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EXHIBIT “D”

CLEANING SPECIFICATIONS

I                                           ALL OFFICE AREAS

Daily Cleaning

All waste /trash receptacles to be empties, cleaned and new plastic bags installed as needed.

Any ashtrays to be emptied, washed and dried.

Dust and wipe clean all partitions, picture frames and window sills.

Vacuum all carpeted areas thoroughly, moving small items of furniture.

All tile floors will be swept with a clean, chemically treated dust mop and spot cleaned.

All tables, chairs, desks and lamps to be dusted.

All trash collected to be disposed of daily in exterior dumpster, with recyclables placed in proper containers for weekly collection.

All chrome door panels and handles to be polished and all door windows to be cleaned.

Weekly Cleaning

All tile floors to be spot cleaned, damp mopped and spray buffed.

Dust and wipe clean all air diffusers and ventilators.

All venetian blinds to be dusted.

Recyclable containers to be checked for sufficient supply of empty bags.

Monthly Cleaning

All carpeting to be spot cleaned.

II                                      FIRE TOWER STAIRWAYS

Daily Cleaning

Removal of any loose debris on same.

Weekly Cleaning

All stairways to be broom swept.

All wall light fixtures to be dusted.

Spot clean doors including windows.

Monthly Cleaning

All wall light fixtures to be wiped clean.

All stairways to be broom swept with sweeping compound to remove dust.

III                                 ELEVATORS

Daily Cleaning

All metal and wood in elevators to be cleaned, including entrances.

Carpeting to be vacuumed.

Marbled areas to be dusted with clean, chemically treated mop and spot cleaned.

Weekly Cleaning

All wooden panels to be polished with wood cleaner.

All elevator dour tracks and saddles to be vacuumed.

Carpeting to spot cleaned.

Monthly Cleaning

All elevator exterior indicator lights are to be cleaned and polished.

Call and key boxes to be opened and dusted inside.

IV                                  LOBBY/VESTIBULE AREA

Daily Cleaning

Water fountain ledges to be dusted using long-handled duster.

Marble floors to be dusted using clean dust mop and spot cleaned.

Ashtrays/trash receptacles to be emptied, cleaned, and new liners installed as needed.

Glass and chrome on all doors to be cleaned and polished.

Desk area to be dusted.

Carpeted areas to be vacuumed.

Tenant Directory covers to be cleaned with glass cleaner.

Water fountain to be sanitized and polished.

Courier boxes in Mail Center to be dusted.

Painted metal ledges to be dusted.

Chrome mailboxes to be cleaned and polished.

Weekly Cleaning

Marble floors to be wet mopped.

Vestibule telephones/pay telephone to be sanitized and wipe dry.

Venetian blinds in ATM area to be dusted.

Window sills in ATM area and painted metal ledges in Lobby and vestibules to be wiped down with a damp cloth and cleaner.

Monthly Cleaning

All metal doors/ledges to be wiped down with a damp rag/cleaner.

Modular wood desk unit in Lobby to be polished.

Hanging ceiling light fixtures (Lobby) to be wiped with a damp cloth/cleaner.

Marble walls to be dusted using long-handled duster.

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V                                       RESTROOMS

Daily Cleaning

Refill paper towel dispensers.

Refill toilet tissue dispensers.

Refill soap dispensers if needed.

Clean/polish all stainless steell brushed aluminum surfaces.

Clean vanity tops with appropriate cleaner.

Clean toilet bowls and bases with appropriate cleaner.

Empty sanitary napkin receptacles and replace with clean bag.

Empty trash receptacle and replace with clean bag.

Wet mop floor with disinfectant cleaner.

All trash receptacles to be emptied.

Weekly Cleaning

Wipe tops of metal stall dividers with damp rag.

Spot clean stall dividers as required.

Refill feminine hygiene product dispensers.

Monthly Cleaning

Wipe down all metal stall dividers including hinges.

Clean tile walls with appropriate cleaner.

Clean corners where tile floors meet walls.

VI                                  OTHER COMMON AREAS-HALLWAYS.  EXTERIOR

Daily Cleaning

All light fixtures to be dusted.

All carpeting to be vacuumed.

Floor Directory/office door signage to be dusted.

Class sections and chrome panels on doors to be cleaned and polished.

Water fountains to be sanitized and polished.

Exterior trash receptacles on walkways at front and rear entrances/smoking area to be emptied and new bags installed as needed.

Weekly Cleaning

Metal doors to be spot cleaned.

Cigarette urns at exterior smoking area to be cleaned of all cigarette butts.

Floor Directory/office door signage to be cleaned/polished.

Monthly Cleaning

Wood doors to be polished.

Carpeting to be spot cleaned as needed.

Metal doors to be wiped down with a damp rag and cleaner.

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May 17, 1999

Douglas Clark

AMTRALEASE TRUCK LEASING SERVICES

CORP. t/a AMERIQUEST

35 Kings Highway East, Suite 203

Haddonfield, New Jersey 08033

RE:                          LibertyView, Suite 220
Cherry Hill, New Jersey

Dear Mr. Clark:

Enclosed are two (2) revised executed counterparts of the First Amendment to Lease on the above referenced premises for your file.  I apologize for any inconvenience this may have caused and thank you for you cooperation in this matter.

If you have any question, please contact me.  Thank you.

Sincerely,

/s/ Peggy Ireland

Peggy Ireland
Marketing and Leasing

/pi

Enclosure

10000 MIDLANTIC DRIVE • SUITE 300 WEST

MT. LAUREL, NJ 08054

(609) 787-1600

(609) 787-1310 Fax

FIRST AMENDMENT TO LEASE

This First Amendment to Lease made and entered into this 15th day of May, 1999 by and between BRANDYWINE REALTY TRUST, herein after referred to as “Landlord” and AmtraLease Truck Leasing Services Corp., t/a Ameriquest, hereinafter referred to as ‘Tenant”.

WHEREAS, Landlord leased certain premises located at LibertyView, 457 Haddonfield Road, Cherry Hill, Camden County, New Jersey to Tenant pursuant to that certain Lease dated January 14, 1999, hereinafter referred to as “Lease”, the premises being more particularly described therein; and

NOW THEREFORE, in consideration of these present and the agreement of each other, Landlord and Tenant agree that the said Lease shall be and the same is hereby amended as follows:

1.	“Rentable Area:”	To be amended to read 121,737 square feet.

2.	“Fixed Rent:”	Tenant shall mail monthly installments of Fixed Rent as set forth in Article 1(c) of the Lease to:

Brandywine Realty Trust

10000 Midlantic Drive, Suite 300 West

Mt. Laurel, NJ 08054

Except as amended hereby, all of the terms, covenants and conditions of this Lease shall remain in full force and effect as heretofore.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this agreement on the date first above written.

LANDLORD:

BRANDYWINE REALTY TRUST
	By:	Brandywine Realty Service Corp.,
Its Agent
WITNESS:

/s/ [ ]	By:	/s/ George D. Sowa
George D. Sowa
Vice President

TENANT:

AMTRALEASE TRUCK LEASING SERVICES CORP. t/a AMERIQUEST
ATTEST

/s/ [ ]	By:	/s/ Doug Clark
Assistant Secretary		Name:	Doug Clark
		Title:	President

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE is made and dated the 1st day of August, 2000 by and between BRANDYWINE REALTY TRUST, a Maryland Real Estate Investment Trust(“Landlord”) and AMTRALEASE TRUCK LEASING SERVICES CORP., t/a AMERIQUEST (“Tenant”).

BACKGROUND

A.                                    On January 14, 1999 Landlord and Tenant entered into that certain Lease pursuant to the terms and provisions of which the Tenant leased approximately 3,310 rentable square feet of space, being Suite 220 (the “Premises”) in the Building located at 457 Haddonfield Road, Cherry Hill, New Jersey (the “Building”), as amended by that certain First Amendment to Lease dated May 28, 1999 (as amended, the “Lease”).

B.                                    Tenant desires to expand the Premises by adding thereto, approximately 1,661 square feet of space on the second floor of the Building, as identified and outlined on Exhibit “A” attached hereto and made a part hereof (the “Expansion Space”) pursuant to the terms and provisions of this Amendment.  Landlord and Tenant now desire to modify the terms and provisions of the Lease pursuant to the provisions of this Second Amendment.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                      DEFINITIONS. (i) Except as specifically defined in this Second Amendment, all initially capitalized terms shall have the meaning ascribed to such terms as set forth in the Lease.

(ii)                                  From and after the Expansion Space Commencement Date (defined below), the following terms shall be amended in their entirety as follows:

(a)                                 “Premises”: The Premises and the Expansion Space, consisting of approximately 4,971 square feet of space on the second floor of the Building.

(b)                                 “Fixed Rent”:

LEASE YEAR	PER R.S.F.	MONTHLY INSTALLMENTS	ANNUAL FIXED RENT
Months 1-12	$21.75, plus electric	$9,009.94 + 483.13	$108,119.25
Months 13-24	$22.00, plus electric	$9,113,50	$109,362.00
Months 25-36	$22.25, plus electric	$9,217.06	$110,604.75
Months 37 - 48	$22.50, plus electric	$9,320.63	$111,847.50
Months 49 - 60	$22.75, plus electric	$9,424.19	$113,090.25

(c)                                  “Tenant’s Allocated Share”: 4.08%

(d)                                 “Rentable Area”:                          Premises: 4,971

Building: 121,737

(e)                                  “Term”: Sixty (60) months from the Expansion Space Commencement Date.

2.                                      Term (a) The Term of this Lease with respect to the Expansion Space shall commence (the “Expansion Space Commencement Date”) on the date which is the earlier of (i) when Tenant, with Landlord’s prior consent, assumes possession of the Expansion Space, (ii) upon substantial completion of the Tenant Improvement Work (defined below).  The Expansion Space shall be deemed “substantially completed” when the Tenant Improvement Work has been completed to the extent that the Expansion Space may be occupied by Tenant for its Permitted Uses, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a certificate of occupancy permitting the occupancy of the Premises (hereafter, “substantially completed”).  The Term shall expire on the last day of the month which is sixty (60) months from the Expansion Space Commencement Date.  The Expansion Space Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit “B”.  If Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord’s determination of such dates shall be deemed accepted.

(b)                                 Upon notification by Landlord, Landlord and Tenant shall schedule a pre-occupancy inspection of the Expansion Space at which time a punchlist of outstanding items, if any, shall be completed.  Within a reasonable time thereafter, Landlord shall complete the punchlist items to Tenant’s reasonable satisfaction.

(c)                                  In the event that the Expansion Space is not ready for Tenant’s occupancy at the time herein estimated for the beginning of the Term of this Lease, because of any alterations or construction now or hereafter being carried on either to the Expansion Space, the Premises or the Building (unless such alterations are being done by Tenant or Tenant’s contractor, in which case there shall be no suspension or proration of rental or other sums), or because of any restrictions, limitations or delays caused by government regulations or governmental agencies, the Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord.

3.                                      EXPANSION SPACE CONSTRUCTION.  Landlord shall construct and do such other work (collectively, the “Landlord’s Work”) in substantial conformity with the plans and outline specifications of the plan prepared by Space Design, Inc. dated June 6, 2000, plan SK 1/0, which have been initialed by the parties, and which are herein incorporated by reference.  If any material revision or supplement to Landlord’s Work is deemed necessary by Landlord, those revisions and supplements shall be submitted to Tenant for approval, which approval shall not be unreasonably withheld or delayed.  If Landlord shall be delayed in such “substantial completion” as a result of (i) Tenant’s request for materials, finishes or installations other than Landlord’s standard; (ii) Tenant’s changes in said plans; (iii) the performance or completion of any work, labor or services by a party employed by Tenant; then the Expansion Space Commencement Date shall be accelerated by the number of days of such delay.  If any change, revision or supplement to the scope of the Landlord’s Work is requested by Tenant or if Tenant fails to provide information or cooperation required by Landlord in connection with Landlord’s Work within the time periods

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required (each, a “Tenant’s Delay”) then such occurrence shall not change the Expansion Space Commencement Date and shall not alter Tenant’s obligations under the Lease, as amended hereby and the Expansion Space Commencement Date shall be the date the Expansion Space would have been delivered to Tenant but for Tenant’s Delay.  Tenant shall be solely responsible for all reasonably documented and invoiced expenses which increase the costs incurred in connection with a Tenant requested change in the scope of the Landlord’s Work (including the finishes set forth therein).

4.                                      RENT.  Commencing on the Expansion Space Commencement Date, Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth in Section 1(b) above, in advance on the first day of each calendar month during the Term pursuant to the provisions of the Lease as amended.

5.                                      RIGHT OF EXPANSION.  Subject to (a) Tenant not being in default now nor Tenant ever having been default under this Lease; and (b) the rights of other existing tenants within the Building from time to time, and subject to such limitations as are imposed by other existing tenant leases, Landlord shall notify Tenant with regard to space that is or Landlord expects to become vacant and available for lease within the second floor of the Building, and Landlord shall propose to Tenant the basic economic terms upon which Landlord would be prepared to entertain the negotiation of a new lease for such space (on all of the same terms and conditions as are set forth in this Lease, except as otherwise specified by Landlord) or an amendment to this Lease with which the parties would add such space to the description of the “Premises,” in either case for a term which would be coterminous with this Lease unless otherwise specified by Landlord, and which economic terms shall include the estimated date that the space shall be available for delivery, the Base Rent and the tenant allowance (if any) to be furnished to Tenant, whereupon Tenant shall have fifteen (15) days next following Landlord’s delivery of such notice within which to accept such terms, time being of the essence.  Should Tenant accept such terms as are specified by Landlord, the parties shall negotiate the terms of a new lease, or an amendment to this Lease, to memorialize their agreement.  In the absence of any further agreement by the parties, such additional space shall be delivered in “AS-IS” condition, and

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EXHIBIT “A”

SPACE PLAN OF EXPANSION SPACE

EXPANSION SPACE
C1
B1
P1
216
OFFICE
12'
C1
B1
P1
215
OFFICE
210
OFFICE
A/1
12'
TO
C1
B1
217
OFFICE
P1
10'
A/1
A/1
E/
ALIGN
A/1
EQUAL
213
OFFICE
C1
B1
218
OPEN AREA
P1
E/2
200

November 21, 2003

Mr. Richard Spotts

Chief Financial Officer

AMERIQUEST TRANSPORTATION

457 Haddonfield Road, Suite 220

Cherry Hill, NJ 08002

Re:                             LibertyView, Suites 220 and 530
Cherry Hill, New Jersey

Dear Mr. Spotts:

Enclosed is an executed counterpart of the Third Amendment to Lease for the above-referenced premises for your files.

Thank you for your continued tenancy with Brandywine Realty Trust.

Sincerely,

/s/ Donna Dolan Lux

Donna Dolan Lux
Leasing & Marketing Enclosure

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (the “Amendment”) made and entered into this 5th day of November, 2003, by and between BRANDYWINE REALTY TRUST (“Landlord”) and AMERIQUEST TRANSPORTATION AND LOGISTICS RESOURCES CORP. (“Tenant”).

WHEREAS, Landlord and Tenant (formerly known as Amtralease Truck Leasing Services Corp.) have entered into a certain lease dated as of January 14, 1999, as amended by First Amendment to Lease dated May 15, 1999 and Second Amendment to Lease dated August 1, 2000 (collectively, the “Lease”), with respect to certain premises (the “Original Premises”) known as Suite 220, comprised of approximately four thousand, nine hundred seventy-one (4,971) rentable square feet of space located on the second (2nd) floor of the Building known as LibertyView, located at 457 Haddonfield Road, Cherry Hill, New Jersey, such Premises being more particularly described in the Lease.

WHEREAS, Landlord and Tenant desire to amend the Lease subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of these presents, and the agreement of each other, and for other good and valuable consideration received, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant agree that the said Lease shall be and the same is hereby amended as follows:

1.             Incorporation of Recitals.  The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Amendment.

2.             Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Lease.  All capitalized terms which are defined herein and used in the Lease shall have the new meaning ascribed to such terms in this Amendment.

3.             Lease of Additional Premises.

(a)           The Lease is hereby amended to provide that Landlord demises and lets unto Tenant, and Tenant leases and hires from Landlord, all that certain space on the fifth (5th) floor of the Building containing approximately two thousand, five hundred seventy-nine (2,579) square feet of space (the “Additional Premises”), as shown on Exhibit “A-1” and made a part hereof, effective on and as of January 1, 2004 (the “Additional Premises Commencement Date”).  It is the mutual intention of Landlord and Tenant that the Additional Premises shall be leased to and occupied by Tenant on and subject to all of the terms, covenants and conditions of the Lease except as otherwise expressly provided to the contrary in this Amendment, and to that end Landlord and Tenant hereby agree that from and after the Additional Premises Commencement Date the word “Premises”, as defined in the Lease, shall mean and include both the Premises and the Additional Premises, containing a total of seven thousand, five hundred fifty (7,550) rentable square feet, unless the context otherwise requires.

(b)           Landlord shall, at Landlord’s expense, on or prior to the Additional Premises Commencement Date, replace the suite entrance door to the Additional Premises with a Herculite glass door, using building standard materials.  Otherwise, Landlord shall have no obligation to perform any improvements to the Additional Premises, and Tenant accepts same in their “as is” condition.

(c)           From and after the Additional Premises Commencement Date, Tenant’s Allocated Share shall be increased to 6.2%.

4.             Term.  The Term of the Lease is hereby extended from the date same would otherwise expire for three (3) years so as to expire on October 31, 2008.

5.             Rent.  The Fixed Rent for the Additional Premises only shall be in the following amounts:

TIME PERIOD	PER RSF	MONTHLY INSTALLMENT	ANNUAL FIXED RENT
1/1/2004-9/30/2004	$22.50, plus electric	$4,835.63	$58,027.50
10/1/2004-10/31/2005	$22.75, plus electric	$4,889.35	$58,672.25
11/1/2005-10/31/2006	$22.75, plus electric	$4,889.35	$58,672.25
11/1/2006-10/31/2007	$23.00, plus electric	$4,943.08	$59,317.00
11/1/2007-10/31/2008	$23.25, plus electric	$4,996.81	$59,961.75

Such rental payments are to be made in addition to, and at the same time and in the same manner, as the Fixed Rent payments which are prescribed for the Original Premises under the Lease (as modified hereby).  In addition, during the final thirty-six (36) months of the Term, as extended hereby, the Fixed Rent for the Original Premises shall be in the following amounts:

TIME PERIOD	PER RSF	MONTHLY INSTALLMENT	ANNUAL FIXED RENT
11/1/2005-10/31/2006	$22.75, plus electric	$9,424.19	$113,090.25
11/1/2006-10/31/2007	$23.00, plus electric	$9,527.75	$114,333.00
11/1/2007-10/31/2008	$2325, plus electric	$9,631.31	$115,575.75

Tenant shall continue to pay all Additional Rent with respect to the entire Premises during the remainder of the Term as extended hereby in accordance with the currently applicable terms of the Lease.  Notwithstanding anything in the Lease to the contrary, Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth above, in advance on the first day of each calendar month during the Term by either (i) check payable to Landlord and sent to P.O. Box 8538-363, Philadelphia, Pennsylvania 19171; or (ii) wire transfer of immediately available funds to the account at Wachovia Bank, National Association, account no. 2030000359075 with ABA routing number 031201467, such transfer to be confirmed to Brandywine Realty Services Corporation’s accounting department by written facsimile (current fax # 610-325-5622).  All payments and facsimile wire confirmations must include the following information: Building #274 and Lease #             (the Lease number shall be provided to Tenant by Landlord either by notice following the execution hereof or in the Confirmation of Lease Term, if applicable.)

6.             Brokerage Commission.  Landlord and Tenant warrant and represent to the other that such party has not dealt with any broker, agent, or other party who might be deemed to be

2

entitled to a commission or finder’s fee in connection with the transaction contemplated under this Amendment with the exception of Resource Realty and Personal Property Evaluations, Inc., whose commission shall be paid by Landlord pursuant to separate agreement.  Tenant will indemnify, defend, and hold harmless Landlord from and against any claim for a commission or finder’s fee made by any party by, though, or under Tenant, and Landlord will indemnify, defend, and hold harmless Tenant from and against any claim for a commission or finder’s fee made by any party, by, through, or under Landlord.

7.             Original Premises Improvements.  Tenant hereby accepts the Original Premises in their current “as is” condition, and Landlord shall have no obligation to perform any improvements thereto.

8.             Tenant Representations.  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Original Premises; (ii) Landlord has performed all outstanding Tenant Improvements or Landlord’s Work obligations (expect as expressly provided in subsection 3(b) above); and (iii) there are no defaults by Landlord or Tenant under the Lease, (iv) Tenant’s SIC Number is 4212, (v) Tenant’s security deposit is $5,930.42; and (vi) the Expense Stop is $6.50 per rentable square foot.

9.             Notices; Payment of Rent.  Notices under the Lease may also be given by facsimile or email, with a copy to follow by first class mail.  For all notice purposes under the Lease, the addresses of Landlord and Tenant shall be as follows:

Tenant:                                                     Ameriquest Transportation And Logistics Resources Corp.

Suite 220, LibertyView

457 Haddonfield Road

Cherry Hill, New Jersey 08002

Attn: Douglas Clark

Fax No.:

E-Mail:

Landlord:                                          Brandywine Realty Trust

10000 Midlantic Drive, Suite300 West

Mount Laurel, New Jersey 08054

Attn: George D. Johnstone, Vice President

Fax No.: 856-787-1310

E-Mail: gjohnstone@brandywinerealty.com

with a copy to:

Brandywine Realty Trust

401 Plymouth Road, Suite 500

Plymouth Meeting, Pennsylvania 19462

Attn: Brad A. Molotsky, General Counsel

Fax No.: 610-832-4928

E-Mail: bmolotsky@brandywinerealty.com

10.          Nonapplicable Provisions.  Landlord and Tenant acknowledge and agree that Article 35 of the Lease is hereby deleted from the Lease and that those provisions of the Lease

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which by their nature applied only to the original letting of the Premises (or any prior extensions) shall not apply to this extension.

11.          Conflict; Final Agreement.  Except as specifically set forth herein, all terms and provisions of the Lease (a) are incorporated herein and made a part hereof as if fully set forth herein and (b) shall continue unamended in full force and effect.  In the event of any inconsistencies between the Lease and this Amendment, the terms of this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment on the date first above written.

WITNESS:	LANDLORD:
BRANDYWINE REALTY TRUST

/s/ [ ]	By:	/s/ George D. Johnstone
Name: George D. Johnstone
Title: Vice President

ATTEST:	TENANT:
AMERIQUEST TRANSPORTATION AND LOGISTICS RESOURCES CORP.

/s/ [ ]	By:	/s/ Richard D. Spotts
Assistant Secretary	Name: Richard D. Spotts
Title: CFO

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EXHIBIT “A-1”

SPACE PLAN

EXHIBIT "A"

LIBERTYVIEW BUILDING
457 Haddonfield Road
Cherry Hill, NJ 08002

Available Suite 530
2,579 RSF

STAIR
ECTRICAL
TELEPHONE
C
B
A.5
A

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (the “Amendment”) made and entered into this             day of August, 2008, by and between BRANDYWINE REALTY TRUST (“Landlord”) and AMERIQUEST TRANSPORTATION SERVICES, INC., a New Jersey corporation (“Tenant”).

WHEREAS, Landlord and Tenant (formerly known as Amtralease Truck Leasing Services Corp. and then as Ameriquest Transportation and Logistics Resources Corp.) are parties to a certain lease dated as of January 14, 1999, as amended by First Amendment to Lease dated May 15, 1999, as amended by Second Amendment to Lease (sometimes, the “Second Amendment”) dated August 1, 2000, and as amended by Third Amendment to Lease dated November 5, 2003 (collectively, the “Lease”), with respect to certain premises (the “Premises”) known as Suite 220, comprised of approximately 4,971 rentable square feet of space located on the second floor and Suite 530, comprised of approximately 2,579 rentable square feet of space located on the fifth floor, for a total of 7,550 rentable square feet, both being in the Building known as LibertyView, located at 457 Haddonfield Road, Cherry Hill, New Jersey, such Premises being more particularly described in the Lease.

WHEREAS, Landlord and Tenant desire to amend the Lease subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of these presents, and the agreement of each other, and for other good and valuable consideration received, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant agree that the said Lease shall be and the same is hereby amended as follows:

1.             Incorporation of Recitals.  The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Amendment.

2.             Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Lease.  All capitalized terms which are defined herein and used in the Lease shall have the new meaning ascribed to such terms in this Amendment.

3.             Term.  The Term of the Lease is hereby extended for twelve (12) months commencing on November 1, 2008 and expiring on October 31, 2009.  Notwithstanding anything to the contrary contained herein, upon the Commencement Date of the term of a new Lease executed by Landlord and Tenant for premises owned by Landlord or an affiliate of Landlord, the term of this Lease shall automatically expire.

4.             Rent.  The Fixed Rent during the Term as extended hereby shall be in the following amounts, which shall be due and payable in the manner set forth in the Lease:

TIME PERIOD	PER RSF	MONTHLY INSTALLMENT	ANNUAL FIXED RENT
11/1/2008 - 10/31/2009	$23.25, plus electric	$14,628.13	$175,537.50

Tenant shall continue to pay all Additional Rent with respect to the Premises during the remainder of the Term as extended hereby in accordance with the currently applicable terms of the Lease.  Notwithstanding anything in the Lease to the contrary, Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth above, in advance on the first day of each calendar month during the Term by either (i) check payable to Landlord and sent to P.O. Box 8538-363, Philadelphia, Pennsylvania 19171; or (ii) wire transfer of immediately available funds to the account at Wachovia Bank, National Association, Account No. 2030000359075 with ABA Routing No. 031201467, such transfer to be confirmed to Brandywine Realty Services Corporation’s accounting department by written facsimile (current fax # 610-832-4928).  All payments and facsimile wire confirmations must include the following information: Building #274 and Lease #             (the Lease number shall be provided to Tenant by Landlord either by notice following the execution hereof or in the Confirmation of Lease Term, if applicable.)

5.             Brokerage Commission.  Landlord and Tenant warrant and represent to the other that such party has not dealt with any broker, agent, or other party who might be deemed to be entitled to a commission or finder’s fee in connection with the transaction contemplated under this Amendment, with the exception of Cushman & Wakefield whose commission shall be paid by Landlord pursuant to separate agreement.  Tenant will indemnify, defend, and hold harmless Landlord from and against any claim for a commission or finder’s fee made by any party by, though, or under Tenant, and Landlord will indemnify, defend, and hold harmless Tenant from and against any claim for a commission or finder’s fee made by any party, by, through, or under Landlord.

6.             Tenant Improvements.  Tenant hereby accepts the Premises in their current “as is” condition, and Landlord shall have no obligation to perform any improvements thereto.

7.             Limited Liability.  Landlord’s obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which are then due and owing, shall look solely to Landlord’s successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.  Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any section of this Lease by Landlord.  In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, member, partner, shareholder, officer, director, agent or employee of Landlord, whether by virtue of any statute or rule of Iaw, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

8.             Tenant Representations.  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Premises; (ii) Landlord has performed all outstanding Tenant Improvements or Landlord’s Work obligations; (iii) there are no defaults by Landlord or Tenant under the Lease; (iv) Tenant’s NAICS Number is 484; (v) Tenant’s security deposit is 55,930.42; (vi) the Expense Stop is $6.50 per rentable square foot; and (vii) Tenant’s Allocated Share is 6.2%.

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9.             Notices; Payment of Rent.  For all notice purposes under the Lease, the addresses of Landlord and Tenant shall be as follows:

Landlord:                                                                                                                                          Brandywine Operating Partnership, L.P.

10000 Midlantic Drive, Suite300 West

Mount Laurel, NJ 08054

Attn: George D. Sawa, Executive Vice-President

Fax No.: 856-787-1310

E-Mail: george.sowa@bdnreit.com

with a copy to:                                                                                                               Brandywine Realty Trust

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

Attn: Brad A.  Molotsky, General Counsel

Fax No.: 610-832-4928

E-Mail: brad.molotsky@bdnreit.com

Tenant:                                                                                                                                                     Ameriquest Transportation and
Logistics Resources, Inc.

457 Haddonfield Road, Suite 220

Cherry Hill, NJ 08002

Attn: Douglas W.  Clark

Fax No.: 856-773-0809

E-Mail:

10.          OFAC Representation.  Tenant represents, warrants and covenants that neither Tenant nor any of its partners, officers, directors, members or shareholders (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (“Order” ) and all applicable provisions of Title III of the USA Patriot Act (Public Law No. 107-56 (October 26, 2001)); (ii) is listed on the Denied Persons List and Entity List maintained by the United States Department of Commerce; (iii) is listed on the List of Terrorists and List of Disbarred Parties maintained by the United States Department of State; (iv) is listed on any list or qualification of “Designated Nationals” as defined in the Cuban Assets Control Regulations 31 C.F.R. Part 515; (v) is listed on any other publicly available list of terrorists, terrorist organizations or narcotics traffickers maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to the Order, the rules and regulations of OFAC (including without limitation the Trading with the Enemy Act, 50 U.S.C. App. 1-44; the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06; the unrepealed provision of the Iraq Sanctions Act, Publ. L. No. 101-513; the United Nations Participation Act, 22 U.S.C. § 2349 as-9; The Cuban Democracy Act, 22 U.S.C. §§ 60-01-10; The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 233; and The Foreign Narcotic Kingpin Designation Act, Publ. L. No. 106-120 and 107-108, all as may be amended from time to time); or any other applicable requirements contained in any enabling legislation or other Executive Orders in respect of the Order (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”); (vi) is engaged in activities prohibited in the Orders; or (vii) has been convicted, pleaded nolo contendere, indicted, arraigned or custodially detained on charges involving money laundering or predicate crimes to money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes or in connection with the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.).  Tenant hereby agrees to

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defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorneys fees and costs) arising from or related to any breach of the foregoing representation, warranty and covenant.  The breach of this representation, warranty and covenant by Tenant shall be an immediate Event of Default under this Lease without cure.

11.          Rules and Regulations.  Landlord and Tenant acknowledge and agree that Exhibit “C” attached to the Lease is hereby deleted, and replaced with the Exhibit “C-1” attached hereto and made a part hereof.

12.          Cleaning Specifications.  Landlord and Tenant acknowledge and agree that Exhibit “D” attached to the Lease is hereby deleted, and replaced with the Exhibit “D-1” attached hereto and made a part hereof.

13.          Nonapplicable Provisions.  Landlord and Tenant acknowledge and agree that Paragraph 5 of the Second Amendment is hereby deleted from the Lease and that those provisions of the Lease which by their nature applied only to the original letting of the Premises (or any prior extensions) shall not apply to this extension.

14.          NAICS Code.  All reference in the Lease to SIC numbers or SIC codes are hereby changed to NAICS numbers or NAICS codes.  Tenant represents that Tenant’s NAICS number is as provided in Paragraph 8(iv) above.  Paragraph 9(b)(i) and Paragraphs 9(v) and 9(vi) of the Lease are hereby deleted and the following Paragraphs inserted in lieu thereof:

“(b)         Industrial Site Recovery Act

(i)            Tenant represents and warrants that Tenant’s NAICS Number as designated by the Executive Office of the President, Office of Management and Budget, and as set forth in this Lease, is correct.  Tenant represents that the specific activities intended to be carried on in the Premises are in accordance with Article 1(j) and Tenant covenants and agrees that it will not do or suffer anything which will cause its NAICS Number (or that of any assignee or subtenant) to fall within any of the ISRA Subject NAICS Codes listed in Appendix C to the Regulations adopted pursuant to ISRA (subject to the specified exceptions and limitations) as same may be revised, modified, supplemented and/or amended from time to time during the Term (and any exercised renewal term) hereof (collectively, the “Covered Numbers” ).  Tenant further covenants and agrees to notify Landlord at least thirty (30) days prior to any change of facts which would result in the change of Tenant’s NAICS number from its present number to any of the Covered Numbers.  Upon such notice, Landlord shall have the right, at its option, to terminate this Lease within thirty (30) days of receipt of such notice by notifying Tenant in writing.

(v)           In the event that Tenant is not obligated to comply with Article 9(b)(iii) for any reason, including without limitation the inapplicability of ISRA to Tenant, then prior to the expiration or sooner termination of this Lease or any subletting of any portion of the Premises, Tenant shall, at Tenant’s expense, and at Landlord’s option:

(1)           Provide an affidavit of Tenant in form and content satisfactory to Landlord (the “Non-Applicability Statement”) confirming that the proposed termination, assignment or subletting is not subject to the requirements of ISRA.  Any representation or certification made by Tenant in connection with such Non-Applicability Statement shall constitute a

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representation and warranty by Tenant in favor of Landlord and any misrepresentation or breach of warranty contained therein shall constitute a default under this Lease.

(2)           If reasonably indicated by a reputable environmental consultant engaged by Landlord, at Landlords expense, Tenant shall remove “hazardous waste” or “hazardous waste” attributable to Tenants occupancy at the Premises in a manner which complies with NIDEP requirements under ISRA, at Tenant’s expense, as if ISRA applied to Tenant and/or the Premises.

(vi)          In the event Tenant is obligated, under this Article or otherwise, to perform and/or cooperate in performing any ISRA obligations and/or obtain and/or cooperate in obtaining any ISRA approval, by way of a Non-Applicability Statement, “negative declaration”, the performance of an approved remedial action work plan, the obtaining of a no further action letter, the performance under a remediation agreement and/or otherwise (collectively the “ISRA Obligations”) and, prior to fully performing such ISRA Obligations, there occurs the scheduled expiration of the Term of this Lease or any other termination of this Lease (collectively, a “Lease Termination”), and in the event (i) Landlord is obligated to deliver possession to a new tenant and (ii) Landlord is prevented from being able to deliver lawful possession because of such failure of Tenant to fully perform same, then Tenant shall, following such Lease Termination, pay, at the time and in the manner Fixed Rent payments were due during the term, an amount equal to: (i) Fixed Rent at twice the rate in effect immediately prior to such Lease Termination; and (ii) Additional Rent as provided under the Lease until such time as ail such ISRA Obligations have been fully completed.”

15.          No Offer.  The submission of this Amendment by Landlord to Tenant for examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates or any right to renew or extend the term of the Lease.  This Amendment shall become effective only upon the execution and legal delivery thereof by both parties hereto.

16.          Conflict; Final Agreement.  Except as specifically set forth herein, all terms and provisions of the Lease (a) are incorporated herein and made a part hereof as if fully set forth herein and (b) shall continue unamended in full force and effect.  In the event of any inconsistencies between the Lease and this Amendment, the terms of this Amendment shall control.

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment on the date first above written.

WITNESS:	LANDLORD:
BRANDYWINE REALTY TRUST

/s/ [ ]	By:
Name: George D. Sowa
Title: Executive Vice President

WITNESS/ATTEST:	TENANT:
AMERIQUEST TRANSPORTATION SERVICES, INC.
A New Jersey corporation

/s/ [ ]	By:	/s/ Richard D. Spotts
Name: Richard D. Spotts
Title: VP of Operations and Administration

WITHOUT LIMITING THE PROVISIONS OF PARAGRAPH 15 ABOVE, IF THIS LEASE IS NOT SIGNED BY TENANT BY AUGUST 31, 2008, IT WILL AUTOMATICALLY BECOME NULL AND VOID.

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EXHIBIT “C-1”

BUILDING RULES AND REGULATIONS

LAST REVISION: March 8, 2007

Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Project, the operations thereof, the preservation of good order therein and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice Thereof given to Tenant shall be binding upon him, her or it in a like manner as if originally prescribed.

1.                                      Sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, halls, lobby and any other part of the Building shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress or egress to and from each tenant’s premises.  Landlord shall have the right to control and operate the common portions of the Building and exterior facilities furnished for common use of the tenants (such as the eating, smoking, and parking areas) in such a manner as Landlord deems appropriate.

2.                                      No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord.  All drapes, or window blinds, must be of a quality, type and design, color and attached in a manner approved by Landlord.

3.                                      No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, or placed in hallways or vestibules without prior written consent of Landlord.

4.                                      Rest rooms and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no debris, rubbish, rags or other substances shall be thrown therein.  Only standard toilet tissue may be flushed in commodes.  All damage resulting from any misuse of these fixtures shall be the responsibility of the tenant who, or whose employees, agents, visitors, clients, or licensees shall have caused same.

5.                                      No tenant, without the prior consent of Landlord, shall mark, paint, drill into, bore, cut or string wires or in any way deface any part of the Premises or the Building of which they form a part except for the reasonable hanging of decorative or instructional materials on the walls of the Premises.

6.                                      Tenants shall not construct or maintain, use or operate in any part of the project any electrical device, wiring or other apparatus in connection with a loud speaker system or other sound/communication system which may be heard outside the Premises.  Any such communication system to be installed within the Premises shall require prior written approval of Landlord.

7.                                      No bicycle, mopeds, skateboards, scooters or other vehicles and no animals, birds or other pets of any kind shall be brought into or kept in or about the Building.

8.                                      No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

9.                                      No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for sale at auction of merchandise, goods or property of any kind.

10.                               No tenant, or employees of tenant, shall make any unseemly or disturbing noises or disturb or interfere with the occupants of this or neighboring buildings or residences by voice, musical instrument, radio, talking machines, whistling, singing, or in any way.  All passage through the Building’s hallways, elevators, and main lobby shall be conducted in a quiet, business-like manner.  Rollerblading and Roller-skating shall not be permitted in the Building or in the common areas of the Project.

11.                               No tenant shall throw anything out of the doors, windows, or down corridors or stairs of the Building.

12.                               Tenant shall not place, install or operate on the Premises or in any part of the Project, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein (except for coffee machine, microwave oven, toasters and/or vending machine), or place or use in or about the Premises or Project any explosives, gasoline, kerosene oil, acids, caustics or any other flammable, explosive, or hazardous material without prior written consent of Landlord.

13.                               No smoking is permitted in the Building, including but not limited to the Premises, rest rooms, hallways, elevators, stairs, lobby, exit and entrances vestibules, sidewalks, parking lot area except for the designated exterior smoking area.  All cigarette ashes and butts are to be deposited in the containers provided for same, and not disposed of on sidewalks, parking lot areas, or toilets within the Building rest rooms.

14.                               Tenants are not to install any additional locks or bolts of any kind upon any door or window of the Building without prior written consent of Landlord.  Each tenant must, upon the termination of tenancy, return to the Landlord all keys for the Premises, either furnished to or otherwise procured by such tenant, and all security access cards to the Building.

15.                               All doors to hallways and corridors shall be kept closed during business hours except as they may be used for ingress or egress.

16.                               Tenant shall not use the name of the Building, Landlord or Landlord’s Agent in any way in connection with his business except as the address thereof.  Landlord shall also have the right to prohibit any advertising by tenant, which, in its sole opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

17.                               Tenants must be responsible for all Security Access cards issued to them, and to secure the return of same from any employee terminating employment with them.  Lost cards shall cost $35.00 per card to replace.  No person/company other than Building tenants and/or their employees may have Security Access cards unless Landlord grants prior written approval.

18.                               All deliveries by vendors, couriers, clients, employees or visitors to the Building which involve the use of a hand cart, hand truck, or other heavy equipment or device must be made via the Freight Elevator.  Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for tenant to the Building.  Tenant shall procure and deliver a certificate of insurance from tenant ‘s movers which certificate shall name Landlord as an additional insured.

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19.                               Landlord reserves the right to inspect all freight to be brought in to the Building, and to exclude from the Building all freight or other material which violates any of these rules and regulations.

20.                               Tenant will refer all contractors, contractor’s representatives and installation technicians, rendering any service on or to the premises for tenant, to Landlord for Landlord’s approval and supervision before performance of any contractual service or access to Building.  This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.  Landlord reserves right to require that all agents of contractors/vendors sign in and out of the Building.

21.                               Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to Landlord’s management or security personnel.

22.                               Landlord may require, at its sole option, all persons entering the Building after 6 PM or before 7 AM, Monday through Friday and at any time on Holidays, Saturdays and Sundays, to register at the time they enter and at the time they leave the Building.

23.                               No space within the Building, or in the common areas such as the parking lot, may be used at any time for the purpose of lodging, sleeping, or for any immoral or illegal purposes.

24.                               No employees or invitees of tenant shall use the hallways, stairs, lobby, or other common areas of the Building as lounging areas during “breaks” or during lunch periods.

25.                               No canvassing, soliciting or peddling is permitted in the Building or its common areas by tenants, their employees, or other persons.

26.                               No mats, trash, or other objects shall be placed in the public corridors, hallways, stairs, or other common areas of the Building.

27.                               Tenant must place all recyclable items of cans, bottles, plastic and office recyclable paper in appropriate containers provided by Landlord in each tenant’s space.  Removal of these recyclable items will be by Landlord’s janitorial personnel.

28.                               Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc.  However, should the need arise for repair of items not maintained by Landlord, Landlord at its sole option, may arrange for the work to be done at tenant’s expense.

29.                               Drapes installed by tenant, which are visible from the exterior of the Building, must be cleaned by Tenant, at its own expense, at least once a year.

30.                               No pictures, signage, advertising, decals, banners, etc. are permitted to be placed in or on windows in such a manner as they are visible from the exterior, without the prior written consent of Landlord.

31.                               Tenant or tenant’s employees are prohibited at any time from eating or drinking in hallways, elevators, rest rooms, lobby or lobby vestibules.

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32.                               Tenant shall be responsible to Landlord for any acts of vandalism performed in the Building by its employees, agents, invitees or visitors.

33.                               No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, hallways, elevators, lobby or other public portions or facilities of the Building and exterior common areas by other tenants.

34.                               Landlord’s employees shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.  Requests for such requirements must be submitted in writing to Landlord.

35.                               Tenant agrees that neither tenant nor its agents, employees, licensees or invitees will interfere in any manner with the installation and/or maintenance of the heating, air conditioning and ventilation facilities and equipment.

36.                               Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from tenant’s area or common areas of the Project regardless of whether such loss occurs when area is locked against entry or not.

37.                               Landlord will not permit entrance to tenant’s Premises by use of pass key controlled by Landlord, to any person at any time without written permission of tenant, except employees, contractors or service personnel supervised or employed by Landlord.

38.                               Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Building grounds and surrounding areas.

39.                               Tenant and its employees, invitees, agents, etc. shall not enter other separate tenants’ hallways, restrooms or premises unless they have received prior approval from Landlord’s management.

40.                               Tenant shall not use or permit the use of any portion of the Premises for outdoor storage.

41.                               Tenant shall not place a weight load within the premises, which exceeds the load per square foot design of the building.  Tenant shall, prior to any intended installation, obtain information relative to Tenant’s building and obtain Landlord’s prior written approval to do so.

42.                               Tenant shall not waste any utility provided by Landlord and agrees to cooperate fully to assure the most effective operation of the building’s heating and air conditioning systems and to comply with any governmental energy savings rules, laws and regulations of which Tenant has actual notice.

***********

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EXHIBIT “D-1”

OFFICE CLEANING SPECIFICATIONS

DAILY

Empty Trash and Recycle

Remove Spots/Spills from Carpet

Remove Visible Debris/Litter from Carpet

Spot Clean Desks and Tables

Straighten Chair — Furniture

Turn Off Lights

WEEKLY

Dust Desks and Computer Monitors

Vacuum Carpet

Clean Wastebaskets

Clean Light Fixtures and Vents

Clean Telephones

Clean Walls, Switch Plates and Baseboards

Dust File Cabinets, Partitions and Bookshelves

Clean Chairs

Clean Doors

Clean Tables

Dust Pictures and Surfaces Over 5’

Dust Window Sills, Ledges and Radiators

Spot Clean Side Light Glass

RESTROOM CLEANING SPECIFICATIONS

DAILY

Sinks

Floors

Counters

Trash Receptacle

Toilet/Urinals

Dispensers

Door

Spot Clean Walls

Spot Clean Partitions

WEEKLY

Dust Lights

Dust Surfaces Over 5’

Ceiling Vents

Clean Walls

Clean Partitions

FLOOR CARE SPECIFICATIONS

DAILY

Spot Clean Carpet

WEEKLY

Burnish Polished Surfaces

MONTHLY

Machine Scrub Restroom Floors

Scrub and Recoat Copy Room Floors

Scrub and Recoat Kitchenette Floors

ONCE EVERY FOUR MONTHS

Shampoo Conference Room Carpets

YEARLY

Strip and Refinish all vinyl tile

THESE SPECIFICATIONS ARE SUBJECT TO CHANGE WITHOUT NOTICE.

THE COST FOR ANY CLEANING OVER AND ABOVE THE STANDARD CLEANING SPECIFICATIONS IS TO BE BORNE BY THE TENANT.

10/05

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August 13, 2009

Mr. Douglas Clark

Ameriquest Transportation Services, Inc.

457 Haddonfield Rood, Suite 220

Cherry Hill, NJ 08002

RE:                          LibertyView, Suite 220 Cherry Hill,
New Jersey

Dear Mr. Clark:

Enclosed is a fully executed counterpart of the Fifth Amendment to Lease for the above-referenced premises for your files.

Thank you for your tenancy with Brandywine Realty Trust.

Sincerely,

/s/ Donna Dolan Lux

Donna Dolan Lux

Leasing & Marketing

/k

Enclosure

FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (the “Amendment”) made and entered into this 31st day of July, 2009, by and between BRANDYWINE REALTY TRUST (“Landlord”) and AMERIQUEST TRANSPORTATION SERVICES, INC., a New Jersey corporation (“Tenant”).

WHEREAS, Landlord and Tenant (formerly known as Amtralease Truck Leasing Services Corp. and then as Ameriquest Transportation and Logistics Resources Corp.) are parties to a certain lease dated as of January 14, 1999, as amended by First Amendment to Lease dated May 15, 1999, as amended by Second Amendment to Lease (sometimes, the “Second Amendment”) dated August 1, 2000, as amended by Third Amendment to Lease dated November 5, 2003, and as amended by Fourth Amendment to Lease dated August 31, 2008 (collectively, the “Lease”), with respect to certain premises (the “Original Premises”) known as Suite 220, comprised of approximately 4,971 rentable square feet of space located on the second floor (the “Existing Second Floor Premises”) and Suite 530, comprised of approximately 2,579 rentable square feet of space located on the fifth floor (the “Surrender Premises”), for a total of 7,550 rentable square feet, both being in the Building known as LibertyView, located at 457 Haddonfield Road, Cherry Hill, New Jersey (the “Building”), such Premises being more particularly described in the Lease.

WHEREAS, Landlord and Tenant desire to amend the Lease subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of these presents, and the agreement of each other, and for other good and valuable consideration received, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant agree that the said Lease shall be and the same is hereby amended as follows:

1.                                      Incorporation of Recitals.  The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Amendment.

2.                                      Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Lease.  All capitalized terms which are defined herein and used in the Lease shall have the new meaning ascribed to such terms in this Amendment.

3.                                      Lease of Additional Premises.

(a)                                 The Lease is hereby amended to provide that Landlord hereby demises and lets unto Tenant, and Tenant hereby leases and hires from Landlord, all that certain space on the second floor of the Building containing approximately four thousand two hundred thirty-four (4,234) rentable square feet of space, known as Suite 200 (the “Additional Premises”) to be incorporated into the Premises, all as shown on Exhibit “A-1” and made a part hereof.  The term of the Lease for the Additional Premises shall commence on the Additional Premises Commencement Date (as hereafter defined).  In addition, effective as of the Additional Premises Commencement Date, the Lease is hereby amended by changing the Premises to exclude the Surrender Premises.  It is the mutual intention of Landlord and Tenant that the Additional Premises shall be leased to and occupied by Tenant on and subject to all of the terms, covenants and conditions of the Lease except as otherwise expressly provided to the contrary in this Amendment, and to that end Landlord and Tenant hereby agree that from and after the Additional Premises Commencement Date the word “Premises”, as defined in the Lease, shall mean and include both the Existing Second Floor Premises and the Additional Premises (but excluding the Surrender Premises), containing a total of nine thousand two hundred five (9,205) rentable square feet, unless the context otherwise requires, and except as specifically provided herein.

(b)                                 The term of the Lease for the Additional Premises shall commence upon the date (“Additional Premises Commencement Date”) which is the later of (i) November 1, 2009; or (ii) the date of substantial completion of the Landlord’s Work (as hereinafter defined).  The Additional Premises shall be deemed substantially completed when the Landlord’s Work has been completed to the extent that the Additional Premises may be occupied by Tenant for its Permitted Uses, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a temporary or permanent certificate of occupancy permitting the occupancy of the Additional Premises.  Landlord shall use all commercially reasonable efforts to cause Landlord’s Work to endeavor to be substantially completed by December 1, 2009.

(c)                                  Landlord, at its sole cost and expense, shall construct and perform certain work to the Additional Premises outlined on Exhibit “A-1” (collectively, the “Landlord’s Work”), utilizing building standard materials and finishes unless otherwise specified.  Tenant shall be solely responsible for all reasonably documented and invoiced costs and expenses (including without limitation Landlord’s construction management fees not to exceed five (5%) percent) suffered or incurred in connection with Landlord’s Work to the extent caused by any delay caused by Tenant or otherwise due to any change in the scope of the Landlord Work (including any change from building standard materials or finishes) other than those required solely by Landlord, all of which shall be paid by Tenant to Landlord within thirty (30) days of delivery of an invoice and reasonable documentation therefor.

(d)                                 Upon substantial completion of the Landlord’s Work, Landlord and Tenant shall schedule an inspection of the Additional Premises at which time a punchlist of outstanding items, if any, shall be prepared.  Landlord shall use reasonable efforts to complete the items on the punchlist within thirty days, or if the nature of the items requires additional time, within such additional time as is reasonably necessary.  In addition, Landlord shall correct any latent defects of which Tenant shall give Landlord notice within a six (6) month period following the Additional Premises Commencement Date.

(e)                                  The Additional Premises Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit “B-1”.  If the Additional Premises is substantially completed as required hereunder and Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord’s determination of such dates shall be deemed accepted.

(f)                                   From and after the Additional Premises Commencement Date, Tenant’s Allocated Share shall be deemed to be seven and fifty-six one-hundredths (7.56%) percent (i.e., 9,205 rentable square feet of Premises/121,737 rentable square feet of Building).

(g)                                  Tenant shall remain in possession of, and the Lease shall remain in full force and effect with respect to, the Surrender Premises, until the Additional Premises Commencement Date occurs.  Tenant shall surrender possession of, and redeliver to Landlord, the Surrender Premises on the Additional Premises Commencement Date in the condition required for surrender

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and redelivery at the expiration of the term of the Lease.  In the event Tenant fails to do so, Tenant shall be deemed a holdover Tenant with respect to such Surrender Premises and Landlord shall be entitled to exercise all rights and remedies provided under the Lease or at law and in equity with respect thereto.

4.                                      Term.  The Term of the Lease is hereby extended for eighty-six (86) months commencing on the Additional Premises Commencement Date.

5.                                      Rent.  Prior to the Additional Premises Commencement Date, Tenant shall continue to pay the Fixed Rent in accordance with the Lease.  From and after the Additional Premises Commencement Date, Tenant shall pay Fixed Rent for the Premises in the following amounts:

TIME PERIOD (Month)	PER RSF			MONTHLY INSTALLMENT		ANNUAL FIXED RENT
Month 1* - 2	$	- 0 -		$	- 0 -	$	- 0 -
Month 3 - 14		$13.00	**		$9,972.08		$119,665.00
Month 15 - 26		$13.50	**		$10,355.63		$124,267.50
Month 27 - 38		$14.00	**		$10,739.17		$128,870.00
Month 39 - 50		$14.50	**		$11,122.71		$133,472.50
Month 51 - 62		$15.00	**		$11,506.25		$138.075.00
Month 63 - 74		$15.50	**		$11,889.79		$142,677.50
Month 75 - 86		$16.00	**		$12,273.33		$147,280.00

*Additional Premises Commencement Date

**Plus Additional Rent and Electric

(a)                                 Tenant shall continue to pay all Additional Rent with respect to the Premises during the remainder of the Term as extended hereby in accordance with the currently applicable terms of the Lease (as amended hereby).

(b)                                 Notwithstanding anything in the Lease to the contrary, Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth above, in advance on the first day of each calendar month during the Term by either (i) check payable to Landlord and sent to P.O. Box 8538-363, Philadelphia, Pennsylvania 19171; or (ii) wire transfer of immediately available funds to the account at Wachovia Bank, National Association, Account No. 2030000359075 with ABA Routing No. 031201467, such transfer to be confirmed to Brandywine Realty Services Corporation’s accounting department by written facsimile (current fax # 610-832-4928).  All payments and facsimile wire confirmations must include the following information: Building #274 and Lease #             (the Lease number shall be provided to Tenant by Landlord either by notice following the execution hereof or in the Confirmation of Lease Term, if applicable.)

6.                                      Renewal.  All other rights to renew or extend the term of the Lease are hereby rendered null and void and of no further force or effect.  Provided Tenant is neither in default at the time of exercise nor has Tenant ever been in default (irrespective of the fact that Tenant cured such default) of any monetary obligations under this Lease more than twice during the Term and such monetary default aggregates in excess of $20,000.00, and Tenant is fully occupying the Premises and the Lease is in full force and effect, Tenant shall have the right to renew this Lease for one term of five (5) years beyond the end of the Term (the “Renewal Term”).  Tenant shall furnish written

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notice of intent to renew nine (9) months prior to the expiration of the Term, failing which, such renewal right shall be deemed waived; time being of the essence.  The terms and conditions of this Lease during the Renewal Term shall remain unchanged except that the Annual Fixed Rent for the Renewal Term shall be the Fair Market Rent (as such term is hereinafter defined).  All factors regarding Additional Rent shall remain unchanged, and no Tenant Allowance shall be included in the absence of further agreement by the parties.  Anything herein contained to the contrary notwithstanding, Tenant shall have no right to renew the Term hereof other than or beyond the one term of five (5) years hereinabove described.  Landlord and Tenant shall use all commercially reasonable efforts to execute not less than six (6) months prior to the expiration of the then expiring term hereof, an appropriate amendment to this Lease, in form and content satisfactory to each of them, memorializing the extension of the Term hereof for the Renewal Term.

For purposes of this Lease, “Fair Market Rent” shall mean the base rent, for comparable space.  In determining the Fair Market Rent, Landlord, Tenant and any appraiser shall take into account applicable measurement and loss factors, applicable lengths of lease term, differences in size of the space demised, the location of the Building and comparable buildings, amenities in the Building and comparable buildings, the ages of the Building and comparable buildings, differences in base years or stop amounts for operating expenses and tax escalations and other factors normally taken into account in determining Fair Market Rent.  The Fair Market Rent shall reflect the level of improvement made or to be made by Landlord to the space and the Recognized Expenses and Taxes under this Lease.  If Landlord and Tenant cannot agree on the Fair Market Rent, the Fair Market Rent shall be established by the following procedure: (1) Tenant and Landlord shall agree on a single MAI certified appraiser who shall have a minimum of ten (10) years experience in real estate leasing in the market in which the Premises is located; (2) Landlord and Tenant shall each notify the other (but not the appraiser), of its determination of such Fair Market Rent and the reasons therefore; (3) during the next seven (7) days both Landlord and Tenant shall prepare a written critique of the other’s determination and shall deliver it to the other party; (4) on the tenth (10th) day following delivery of the critiques to each other, Landlord’s and Tenant’s determinations and critiques (as originally submitted to the other party, with no modifications whatsoever) shall be submitted to the appraiser, who shall decide whether Landlord’s or Tenant’s determination of Fair Market Rent is more correct.  The determinations so chosen shall be the Fair Market Rent.  The appraiser shall not be empowered to choose any number other than the Landlord’s or Tenant’s.  The fees of the appraiser shall be paid by the non-prevailing party.

7.                                      Right of Expansion.  All other rights with respect to the expansion of the Premises are hereby rendered null and void and of no further force or effect.  Subject to (a) Tenant not being in default at the time of exercise nor Tenant ever being in default (irrespective of the fact that Tenant cured such default) of any monetary obligations under this Lease more than twice during the Term and such monetary defaults aggregate in excess of $20,000.00; (b) Tenant occupying not less than one hundred (100%) percent of the Premises; (c) there being at least two (2) years remaining of the Term of this Lease (to include any exercised Renewal Periods only); (d) the rights of other tenants within any premises on the second floor of the Building from time to time; and (e) such limitations as are imposed by other tenant leases, then if Tenant shall request from Landlord whether such premises on the second floor in the Building is to become vacant and available for lease, and Landlord determines that there are such premises on the second floor of the Building, Landlord shall propose to Tenant the fair market material business terms upon which Landlord would be prepared to entertain the negotiation of a new lease for such space (on all of the same terms and conditions as are set forth in this Lease, except as otherwise specified by Landlord) or an amendment to this Lease with which the parties would add such space to the description of the “Premises,” in either case for a term which would be coterminous with this Lease

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unless otherwise agreed to by Landlord and Tenant, and which economic terms shall include the estimated date that the space shall be available for delivery, the Fixed Rent and the tenant allowance (if any) to be furnished to Tenant, whereupon Tenant shall have five (5) business days next following Landlord’s delivery of such notice within which to accept such terms, time being of the essence.  Should Tenant accept such terms as are specified by Landlord, the parties shall negotiate the terms of a new lease, or an amendment to this Lease, to memorialize their agreement.  In the absence of any further agreement by the parties, such additional space shall be delivered in “AS-IS” condition, and Rent for such additional space shall commence on that date which is the earlier of: (x) Tenant’s occupancy thereof, and (y) five (5) days after Landlord delivers such additional space to Tenant free of other tenants and occupants and in such condition so that it may be lawfully occupied by Tenant for its Permitted Uses.  If Tenant shall not accept Landlord’s terms within such ten (10)-day period, or if the parties shall not have executed and delivered a mutually satisfactory new lease or lease amendment within thirty (30) days next following Landlord’s original notice under this Paragraph, then Tenant’s rights to lease such space shall lapse and terminate, and Landlord may, at its discretion, lease such space on such terms and conditions as Landlord shall determine.  Tenant’s rights hereunder shall not include the right to lease less than all of the space identified in Landlord’s notice.  Anything herein contained to the contrary notwithstanding, Landlord may at any time modify or extend any existing or future tenant lease, or choose to use any space that is or about to become vacant within the Building for marketing or property management purposes, without in any such case notifying or offering such space to Tenant, or giving rise to any right of Tenant hereunder.  Nothing contained in this Paragraph is intended nor may anything herein be relied upon by Tenant as a representation by Landlord as to the availability of expansion space within the Building at any time.  In the event Landlord notifies Tenant of space and Tenant rejects such offer, Landlord’s obligations under this Paragraph shall terminate and this Paragraph shall be of no further force or effect.

8.                                      Brokerage Commission.  Landlord and Tenant warrant and represent to the other that such party has not dealt with any broker, agent, or other party who might be deemed to be entitled to a commission or finder’s fee in connection with the transaction contemplated under this Amendment, with the exception of Cushman & Wakefield of Pennsylvania, Inc. whose commission shall be paid by Landlord pursuant to separate agreement.  Tenant will indemnify, defend, and hold harmless Landlord from and against any claim for a commission or finder’s fee made by any party by, though, or under Tenant, and Landlord will indemnify, defend, and hold harmless Tenant from and against any claim for a commission or finder’s fee made by any party, by, through, or under Landlord.

9.                                      Tenant Improvements.  Other than as provided in Section 3(c), Tenant hereby accepts the Premises in their current “as-is” condition, and Landlord shall have no obligation to perform any improvements thereto.

10.                               Limited Liability.  Landlord’s obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which are then due and owing, shall look solely to Landlord’s successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.  Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any section of this Lease by Landlord.  In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee,

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member, partner, shareholder, officer, director, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

11.                               Tenant Representations.  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Premises; (ii) Landlord has performed all outstanding Tenant Improvements or Landlord’s Work obligations (other than with respect to the Additional Premises); (iii) there are no defaults by Tenant or, to the best of its knowledge, Landlord under the Lease; (iv) Tenant’s NAICS Number is 484; (v) Tenant’s security deposit is $5,930.42; (vi) the Expense Stop is $6.50 per rentable square foot; and (vii) Tenant’s Allocated Share prior to the Additional Premises Commencement Date is 6.2%.

12.                               Landlord Representations.  Landlord hereby confirms that (i) the Lease is in full force and effect; and (ii) there are no defaults by Landlord or, to the best of its knowledge, Tenant under the Lease.

13.                               Notices; Payment of Rent.  For all notice put-poses under the Lease, the addresses of Landlord and Tenant shall be as follows:

Landlord:                                                                                                                                          Brandywine Operating Partnership, L.P.

10000 Midlantic Drive, Suite300 West

Mount Laurel, NJ 08054

Attn: George D. Sowa,

Executive Vice-President

Fax No.: 856-787-1310

E-Mail: george.sowa@bdnreit.com

with a copy to:                                                                                                               Brandywine Realty Trust

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

Attn: Brad A.  Molotsky, General Counsel

Fax No.: 610-832-4928

E-Mail: brad.molotsky@bdnreit.com

Tenant:                                                                                                                                                     Ameriquest Transportation Services, Inc.

457 Haddonfield Road, Suite 220

Cherry Hill, NJ 08002

Attn: Douglas W. Clark

Fax No.: 856-773-0809

E-Mail: dclark@ameriquestcorp.com

14.                               OFAC Representation.  Tenant represents, warrants and covenants that neither Tenant nor any of its partners, officers, directors, members or shareholders (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (“Order” ) and all applicable provisions of Title III of the USA Patriot Act (Public Law No. 107-56 (October 26, 2001)); (ii) is listed on the Denied Persons List and Entity List maintained by the United States Department of Commerce; (iii) is listed on the List of Terrorists and List of Disbarred Parties maintained by the United States Department of State; (iv) is listed on

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any list or qualification of “Designated Nationals” as defined in the Cuban Assets Control Regulations 31 C.F.R. Part 515; (v) is listed on any other publicly available list of terrorists, terrorist organizations or narcotics traffickers maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to the Order, the rules and regulations of OFAC (including without limitation the Trading with the Enemy Act, 50 U.S.C. App. 1-44; the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06; the unrepealed provision of the Iraq Sanctions Act, Publ. L. No. 101-513; the United Nations Participation Act, 22 U.S.C. § 2349 as-9; The Cuban Democracy Act, 22 U.S.C. §§ 60-01-10; The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 233; and The Foreign Narcotic Kingpin Designation Act, Publ. L. No. 106-120 and 107-108, all as may be amended from time to time); or any other applicable requirements contained in any enabling legislation or other Executive Orders in respect of the Order (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”); (vi) is engaged in activities prohibited in the Orders; or (vii) has been convicted, pleaded nolo contendere, indicted, arraigned or custodially detained on charges involving money laundering or predicate crimes to money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes or in connection with the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.).  Tenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related to any breach of the foregoing representation, warranty and covenant.  The breach of this representation, warranty and covenant by Tenant shall be an immediate Event of Default under this Lease without cure.

15.                               Non-Disturbance Agreement.  Landlord shall use its reasonable efforts to deliver a subordination, attornment and non-disturbance agreement (“Non-disturbance Agreement”) from Landlord’s mortgagee (the “Mortgagee”), on the Mortgagee’s standard form, which shall be acceptable to Tenant in its reasonable discretion and provide, inter alia, that: (i) the Mortgagee shall not take any action to terminate the Lease or otherwise to dispossess Tenant; (ii) the Mortgagee shall not interfere with Tenant’s use, possession or enjoyment of the Premises; and (iii) the leasehold estate granted to Tenant under this Lease will not be terminated or disturbed by reason of the foreclosure of the mortgage held by Landlord’s mortgagee; so long as Tenant shall not be in default under this Lease and shall pay all sums due under this Lease without offsets or defenses thereto and shall fully perform and comply with all of the terms, covenants and conditions of this Lease on the part of Tenant to be performed and/or complied with, and in the event the Mortgagee or its respective successor or assigns shall enter into and lawfully become possessed of the Premises covered by this Lease and shall succeed to the rights of Landlord hereunder, Tenant will attorn to the successor as its landlord under this Lease and, upon the request of such successor landlord, Tenant will execute and deliver an attornment agreement (in such form acceptable to Tenant in its reasonable discretion) in favor of the successor landlord.

16.                               Nonapplicable Provisions.  Landlord and Tenant acknowledge and agree that those provisions of the Lease which by their nature applied only to the original letting of the Premises (and any prior extensions) shall not apply to this extension.

17.                               No Offer.  The submission of this Amendment by Landlord to Tenant for examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates or any right to renew or extend the term of the Lease.  This Amendment shall become effective only upon the execution and legal delivery thereof by both parties hereto.

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18.                               Conflict; Final Agreement.  Except as specifically set forth herein, all terms and provisions of the Lease (a) are incorporated herein and made a part hereof as if fully set forth herein and (b) shall continue unamended in full force and effect.  In the event of any inconsistencies between the Lease and this Amendment, the terms of this Amendment shall control.

<SIGNATURES ON FOLLOWING PAGE>

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment on the date first above written.

WITNESS:	LANDLORD:
BRANDYWINE REALTY TRUST

/s/ [ ]	By:	/s/ George D. Sowa
	Name:	George D. Sowa
	Title:	Executive Vice President

WITNESS/ATTEST:	TENANT:
AMERIQUEST TRANSPORTATION SERVICES, INC.
A New Jersey corporation

/s/ [ ]	By:	/s/ Douglas Clark
	Name:	Douglas Clark
	Title:	President/CFO

WITHOUT LIMITING THE PROVISIONS OF PARAGRAPH 17 ABOVE, IF THIS LEASE IS NOT SIGNED BY TENANT BY AUGUST 15, 2009, IT WILL AUTOMATICALLY BECOME NULL AND VOID.

4758244v6 / BRA095-10295 / 7.28.2009

EXHIBIT “A-1”

LIBERTY VIEW

SECOND FLOOR

CHERRY HILL, NJ

ARCHITECTURAL LEGEND

STANDARD PRICING NOTES 1

STANDARD PRICING NOTES 2

STANDARD PRICING NOTES 3

SP2
/02

AMERIQUEST EXPANSION

2

STANDARD PRICING NOTES

PARTITIONS

☒	CONTRACTOR TO PROVIDE ALL NEW BUILDING STANDARD PARTITIONS FROM FLOOR TO UNDERSIDE OF SUSPENDED CEILING. U.N.O.

☐	ADD ALTERNATE: CONTRACTOR TO PROVIDE SOUND INSULATION IN BUILDING STANDARD PARTITIONS AT THE FOLLOWING LOCATIONS, AS INDICATED:

☐	ADD ALTERNATE: CONTRACTOR TO EXTEND PARTITIONS FROM FLOOR TO 6” ABOVE SUSPENDED CEILING AND PROVIDE SOUND INSULATION WITHIN PARTITIONS AT THE FOLLOWING LOCATIONS, AS INDICATED:

☐

ADD ALTERNATE: CONTRACTOR TO EXTEND PARTITIONS FROM FLOOR TO STRUCTURE ABOVE AND PROVIDE SOUND INSULATION WITHIN PARTITIONS AT THE FOLLOWING LOCATIONS, (PROVIDE SMOKE PARTITIONS WHERE REQUIRED) AS INDICATED:

DOORS

EXISTING DOORS, FRAMES AND HARDWARE TO REMAIN. CONTRACTOR TO RELOCATE AS REQUIRED BY NEW LAYOUT.

EXISTING DOORS. FRAMES AND HARDWARE IN RELOCATED POSITION.

☒	PROVIDE NEW BUILDING STANDARD DOORS THROUGHOUT

☐	PROVIDE NEW LOCKSETS AT THE FOLLOWING LOCATIONS:

☐	ADD ALTERNATE: CONTRACTOR TO PROVIDE FULL-HEIGHT TEMPERED GLASS SIDELITES, INSTALLED 12” FROM LATCH SIDE OF DOOR, ” WIDE AT THE FOLLOWING AREAS:

CEILINGS

☒	EXISTING SUSPENDED CEILING SYSTEM TO REMAIN IN 50% OF THE SPACE (ASSUME 50% NEW TILE AND GRID)

☐	CONTRACTOR TO REPLACE ALL CEILING TILES THROUGHOUT

☐	PROVIDE AND INSTALL NEW BUILDING STANDARD CEILING GRID AND TILE THROUGHOUT

☐	ADD ALTERNATE: INSTALL NEW BUILDING STANDARD UPGRADED SUSPENDED CEILING IN THE FOLLOWING AREAS:

LIGHTING

☒

EXISTING LIGHTING TO REMAIN THROUGHOUT.  CONTRACTOR TO REPLACE DIRTY, DAMAGED OR YELLOW LENSES WHERE REQUIRED AND PROVIDE NEW TO MATCH EXISTING (V.I.F.).  REWORK EXISTING LAYOUT AS REQUIRED BY NEW FLOOR PLAN.  SUPPLEMENT WITH NEW FIXTURES AS REQUIRED

☐	CONTRACTOR TO REPLACE ONLY LENSES THROUGHOUT. PROVIDE NEW BUILDING STANDARD PRISMATIC DEEP CELL PARABOLIC

☐	CONTRACTOR TO PROVIDE AND INSTALL NEW BUILDING STANDARD LIGHTING THROUGHOUT PRISMATIC DEEP CELL PARABOLIC

☒	ADD ALTERNATE: INSTALL NEW BUILDING STANDARD X DOWNLIGHTS IN THE FOLLOWING AREAS: CONFERENCE ROOM (ASSUME 8)

1

STANDARD PRICING NOTES

ELECTRICAL

☒	EXISTING ELECTRICAL TO REMAIN THROUGHOUT. MODIFY AS REQUIRED BY NEW LAYOUT. SUPPLEMENT WITH NEW TO PROVIDE (3) DUPLEX OUTLETS PER OFFICE; (2) PER CONFERENCE; (2) PER DESK

☐	INSTALL DEDICATED DUPLEX OUTLETS FOR COPIER; REFRIGERATOR; FOR TELEPHONE PANEL AND IN THE FOLLOWING AREAS:

☐	CONTRACTOR TO PROVIDE AND INSTALL GFI RECEPTACLES

☒	CONTRACTOR TO PROVIDE AND INSTALL (4) WALL-MOUNTED JUNCTION BOX FOR CONNECTION TO TENANT PROVIDED SYSTEMS FURNITURE BASE FEEDS

☐	ADD ALTERNATE: PROVIDE AND INSTALL FLOOR-MOUNTED JUNCTION BOXES FOR CONNECTION TO TENANT PROVIDED SYSTEMS FURNITURE BASE-FEEDS

☐	ADD ALTERNATE: PROVIDE AND INSTALL A TOTAL OF FLUSH FLOOR-MOUNTED DUPLEX OUTLETS AT THE FOLLOWING LOCATIONS:

☐	ADD ALTERNATE: PROVIDE AND INSTALL A TON SUPPLEMENTAL HVAC UNIT AT THE FOLLOWING LOCATIONS WITH EMON DEMON METERING:

PLUMBING

☐

FLOOR FINISHES

☒	CONTRACTOR TO PROVIDE AND INSTALL NEW BUILDING STANDARD BROADLOOM LOOP CARPET IN ALL OPEN OFFICE AREAS

☒	CONTRACTOR TO PROVIDE INSTALL NEW BUILDING STANDARD BROADLOOM CUT PILE CARPET IN ALL ENCLOSED OFFICES AND CONFERENCE ROOMS

☐

CONTRACTOR TO PROVIDE AND INSTALL NEW BUILDING STANDARD VCT IN ALL SUPPLY ROOMS, FILE ROOMS, LUNCH ROOM AND TELEPHONE/SERVER ROOM.  PROVIDE AND INSTALL NEW VINYL TRANSITION STRIP AT TRANSITIONS BETWEEN CARPET AND VINYL TILE FLOORING.  TRANSITION STRIP COLOR TO MATCH COLOR OF ADJACENT CARPET.

☒	CONTRACTOR TO PROVIDE AND INSTALL NEW BUILDING STANDARD VINYL BASE THROUGHOUT

☐	ADD ALTERNATE: PROVIDE AND INSTALL UPGRADED BROADLOOM CARPET TILE IN THE FOLLOWING AREAS: PER YARD ALLOWANCE

☐	ADD ALTERNATE: PROVIDE AND INSTALL CARPET BASE IN THE FOLLOWING AREAS:

☐	ADD ALTERNATE: PROVIDE AND INSTALL MANUFACTURED TILE AND BASE GRANITE/MARBLE TILE AND BASE IN THE FOLLOWING AREAS: SIZE “X ”

2

STANDARD PRICING NOTES

WALL FINISHES

☒	CONTRACTOR TO PAINT ALL WALLS AND TRIM PER BUILDING STANDARD SPECIFICATIONS

☐	REMOVE ALL EXISTING WALLCOVERING AND PREP FOR PAINT

☐	ADD ALTERNATE: REMOVE ALL EXISTING WALLCOVERING AND INSTALL NEW WALLCOVERING

☐	ADD ALTERNATE: INSTALL NEW VINYL WALLCOVERING IN THE FOLLOWING AREAS:

MILLWORK

☐	NEW FREE STANDING RECEPTION DESK SUPPLIED BY TENANT

☐	EXISTING MILLWORK: KEEP; REPLACE; REPAIR; REMOVE

☐	ADD ALTERNATE: CONTRACTOR TO PROVIDE AND INSTALL NEW BUILT-IN RECEPTION DESK AS INDICATED (REFER TO KEY NOTES FOR ADDITIONAL INFORMATION)

ADD ALTERNATE: CONTRACTOR TO PROVIDE AND INSTALL NEW UPGRADED X LAMINATE, GRANITE, CORIAN COUNTER TOPS AS INDICATED (REFER TO KEY NOTES FOR ADDITIONAL INFORMATION)

ADD ALTERNATE: CONTRACTOR TO PROVIDE AND INSTALL NEW 30 LINEAR FEET OF BASEIWALL CABINETS AS INDICATED (REFER TO KEY NOTES FOR ADDITIONAL INFORMATION)

☐	ADD ALTERNATE: CONTRACTOR TO PROVIDE AND INSTALL STAINED PAINTED WOOD CHAIR RAIL IN THE FOLLOWING AREAS:

☐	ADD ALTERNATE: CONTRACTOR TO PROVIDE AND INSTALL STAINED PAINTED WOOD BASE IN THE FOLLOWING AREAS:

PLUMBING

PROVIDE A.D.A. COMPLIANT S.S. SINK AND FITTINGS.  PROVIDE HOT AND COLD WATER CONNECTIONS.  DRAIN AND ALL PLUMBING.  EXPOSED PIPES TO BE WRAPPED.  PROVIDE ADA COMPLIANT REMOVABLE PLAM ACCESS PANEL. FINISHED FLOORING TO CONTINUE UNDER SINK.

☐

ADD ALTERNATE: NEW COPPER PIPING TO BE PROVIDED FOR COLD WATER CONNECTION TO TENANT-SUPPLIED REFRIGERATOR W/ICE MAKER.  PROVIDE CONNECTION TO REVERSE OSMOSIS FILTRATION SYSTEM (FILTRATION SYSTEM BY CONTRACTOR)

☐

ADD ALTERNATE: NEW COPPER PIPING TO BE PROVIDED FOR COLD WATER CONNECTION TO TENANT-SUPPLIED ELECTRIC WATER COOLER, PROVIDE CONNECTION TO REVERSE OSMOSIS FILTRATION SYSTEM (FILTRATION SYSTEM BY CONTRACTOR.)

☐	ADD ALTERNATE: NEW COPPER PIPING TO BE PROVIDED FOR COLD WATER CONNECTION TO TENANT-SUPPLIED COFFEE MAKER. PROVIDE CONNECTION TO REVERSE OSMOSIS FILTRATION SYSTEM (FILTRATION SYSTEM BY CONTRACTOR)

☐	ADD ALTERNATE: NEW PLUMBING AND ELECTRICAL TO BE PROVIDED FOR CONNECTION TO TENANT-SUPPLIED DISHWASHER.

BLINDS

☒	EXISTING PERIMETER WINDOW BLINDS: X KEEP; REPLACE; REPAIR; REMOVE

☐	EXISTING INTERIOR WINDOW BLINDS: KEEP; REPLACE; REPAIR; REMOVE

☐	NEW WINDOW BLINDS: PROVIDE BASED ON THE FOLLOWING SPECIFICATION

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September 9, 2009

Mr. Richard Spotts

Vice President

Ameriquest Transportation Services

457 Haddonfield Road, Suite 530

Cherry Hill, NJ 08002

RE:                          LibertyView, Suite 530
Cherry Hill, New Jersey

Dear Mr, Spotts:

Enclosed is a fully executed counterpart of the Sixth Amendment to Lease for the above-referenced premises for your files.

Thank you for your tenancy with Brandywine Realty Trust.

Sincerely,

/s/ Donna Dolan Lux

Donna Dolan Lux

Leasing & Marketing

/k

Enclosure

SIXTH AMENDMENT TO LEASE

This Sixth Amendment to Lease (the “Amendment”) made and entered into this 4th day of September, 2009, by and between BRANDYWINE REALTY TRUST (“Landlord”) and AMERIQUEST TRANSPORTATION SERVICES, INC., a New Jersey corporation (“Tenant”).

WHEREAS, Landlord and Tenant (formerly known as Amtralease Truck Leasing Services Corp. and then as Ameriquest Transportation and Logistics Resources Corp.) are parties to a certain lease dated as of January 14, 1999, as amended by First Amendment to Lease dated May 15, 1999, as amended by Second Amendment to Lease (sometimes, the “Second Amendment”) dated August 1, 2000, as amended by Third Amendment to Lease dated November 5, 2003, as amended by Fourth Amendment to Lease dated August 31, 2008, and as amended by Fifth Amendment to Lease (sometimes the “Fifth Amendment”) dated July 31, 2009 (collectively, the “Lease”), with respect to certain premises (the “Original Premises”) known as Suite 220, comprised of approximately 4,971 rentable square feet of space located on the second floor (the “Existing Second Floor Premises”) and Suite 530, comprised of approximately 2,579 rentable square feet of space located on the fifth floor (the “Surrender Premises”), for a total of 7,550 rentable square feet, both being in the Building known as LibertyView, located at 457 Haddonfield Road, Cherry Hill, New Jersey (the “Building”), such Premises being more particularly described in the Lease.

WHEREAS, pursuant to the terms of the Fifth Amendment, Tenant is surrendering the Surrender Premises (as defined in the Fifth Amendment) and expanding the Premises to incorporate the Additional Premises (as defined in the Fifth Amendment).

WHEREAS, Landlord and Tenant desire to amend the Lease subject to the terms and conditions of this Amendment, in order to clarify certain provisions therein.

NOW, THEREFORE, in consideration of these presents, and the agreement of each other, and for other good and valuable consideration received, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant agree that the said Lease shall be and the same is hereby amended as follows:

1.                                      Incorporation of Recitals.  The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Amendment.

2.                                      Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Lease.  All capitalized terms which are defined herein and used in the Lease shall have the new meaning ascribed to such terms in this Amendment.

3.                                      Additional Rent.  Tenant shall continue to pay additional rent with respect to the Premises during the remainder of the Term as extended by the Fifth Amendment, except that with respect to all additional rent under Article 6 accruing from and after the Additional Premises Commencement Date, all references to Base Year and/or Expense Stop are hereby deleted, and Tenant shall pay Tenant’s Allocated Share of all Recognized Expenses and Taxes incurred.

4.                                      Tenant Representations.  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Premises; (ii) Landlord has performed all outstanding

Tenant Improvements or Landlord’s Work obligations (other than with respect to the Additional Premises); (iii) there are no defaults by Tenant or, to the best of its knowledge, Landlord under the Lease; (iv) Tenant’s NAICS Number is 484; (v) Tenant’s security deposit is $5,930.42; (vi) the Expense Stop is $6.50 per rentable square foot, but all reference to same is deleted from and after the Additional Premises Commencement Date; and (vii) Tenant’s Allocated Share is currently 6.2% but is being increased from and after the Additional Premises Commencement Date to 7.56%.

5.                                      Landlord Representations.  Landlord hereby confirms that (i) the Lease is in full force and effect; and (ii) there are no defaults by Landlord or, to the best of its knowledge, Tenant under the Lease.

6.                                      Removal of Reference to Letter of Non-Applicability.  Paragraphs 9(v) and 9(vi) of the Lease are hereby modified to delete any reference to letters of non-applicability which are no longer issued by the NJDEP, and replace them with “an affidavit of Tenant in form and content reasonably satisfactory to Landlord.”

7.                                      No Offer.  The submission of this Amendment by Landlord to Tenant for examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates or any right to renew or extend the term of the Lease.  This Amendment shall become effective only upon the execution and legal delivery thereof by both parties hereto.

8.                                      Conflict; Final Agreement.  Except as specifically set forth herein, all terms and provisions of the Lease (a) are incorporated herein and made a part hereof as if fully set forth herein and (b) shall continue unamended in full force and effect.  In the event of any inconsistencies between the Lease and this Amendment, the terms of this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment on the date first above written.

WITNESS:	LANDLORD:
BRANDYWINE OPERATING PARTNERSHIP, L.P.

/s/ [ ]	By:	/s/ Jeffrey M. Arnold
	Name:	Jeffrey M. Arnold
	Title:	Director of Marketing

WITNESS/ATTEST:	TENANT:
AMERIQUEST TRANSPORTATION SERVICES, INC.
A New Jersey corporation

/s/ [ ]	By:	/s/ Richard D. Spotts
	Name:	Richard D. Spotts
	Title:	VP - Operations & Administration

4893916v1 / BRA09510415 / 9.1.2009

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February 29, 2012

Mr. Richard Spotts

Vice President, Operations & Administration

Ameriquest Transportation Services

457 Haddonfield Road, Suite 530

Cherry Hill, NJ 08002

RE:                          Libertyview, Suite 220
Cherry Hill, New Jersey

Dear Mr. Spotts:

Enclosed is a fully executed counterpart of the revised Seventh Amendment to Lease for the above-referenced premises for your files.

Thank you for your tenancy with Brandywine Realty Trust.

Sincerely,

/s/ Donna Dolan Lux

Donna Dolan Lux

Leasing & Marketing

/k

Enclosure

SEVENTH AMENDMENT TO LEASE

THIS SEVENTH AMENDMENT TO LEASE (“Seventh Amendment”) is made and entered into this 22nd day of February, 2012 by and between BRANDYWINE REALTY TRUST (“Landlord”) and AMERIQUEST TRANSPORTATION SERVICES, INC., a New Jersey corporation (“Tenant”).

WHEREAS, Landlord and Tenant (formerly known as Amtralease Truck Leasing Services Corp. and as Ameriquest Transportation and Logistics Resources Corp.) are parties to a certain lease dated as of January 14, 1999, as amended by a certain First Amendment to Lease dated May 15, 1999, a certain Second Amendment to Lease dated August 1, 2000, a certain Third Amendment to Lease dated November 5, 2003, a certain Fourth Amendment to Lease dated August 31, 2008, a certain Fifth Amendment to Lease dated July 31, 2009 and a certain Sixth Amendment to Lease dated September 4, 2009 (as amended, the “Lease”), pursuant to the provisions of which the Tenant leased from Landlord approximately 6,626 rentable square feet of space on the second floor of Building known as LibertyView, located at 457 Haddonfield Road, Cherry Hill, New Jersey as more particularly described in the Lease.

WHEREAS, Landlord and Tenant now desire to expand the Premises by an additional 1,253 rentable square feet of space on the second floor of the Building, as more particularly described on Exhibit “A” attached hereto (the “Additional Space”), and otherwise amend and modify the Lease pursuant to the provisions of this Seventh Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intention of being legally bound, the parties agree as follows:

1.                                      The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Seventh Amendment.

2.                                      All capitalized terms not otherwise defined in this Seventh Amendment shall have the same meaning as in the Lease.  All capitalized terms which are defined herein and used in the Lease shall have the new meaning ascribed to such terms in this Seventh Amendment.

3.                                      (a) The Lease is hereby amended to provide that Landlord demises and lets unto Tenant, and Tenant leases and hires from Landlord, the Additional Space effective as of the “Additional Premises Commencement Date” (defined below).  It is the mutual intention of the Landlord and Tenant that the Additional Space shall be leased to and occupied by Tenant on and subject to all of the terms, covenants and conditions of the Lease except as expressly provided to the contrary in this Seventh Amendment, and to that end Landlord and Tenant hereby agree that from and after the Additional Space Commencement Date, the term “Premises”, as defined in the Lease, shall mean and include both the Premises and the Additional Premises, containing a total of 10,458 rentable square feet.

(b)                                 Landlord shall construct and do such other work to the Additional Space (the “Landlord’s Work”) in substantial conformity with the plans and outline specifications of the plan dated January 17, 2012 and attached hereto as Exhibit “B” (the “Plans”), utilizing Landlord’s building standard specifications and finishes.  If any material revision or supplement to Landlord’s Work is deemed necessary by Landlord, those revisions and supplements shall be submitted to

Tenant for approval, which approval shall not be unreasonably withheld or delayed.  If Landlord shall be delayed in such “substantial completion” as a result of (i) Tenant’s request for materials, finishes or installations other than Landlord’s standard; (ii) Tenant’s changes in the Plans; (iii) the performance or completion of any work, labor or services by a party employed by Tenant; or (iv) Tenant’s failure to approve working drawings or reflective ceiling plans within the five (5) days after submission thereof to Tenant (each, a “Tenant’s Delay”); then the Additional Space Commencement Date shall be accelerated by the number of days of such delay.  If any change, revision or supplement to the scope of the Landlord’s Work is requested by Tenant or if Tenant fails to provide information or cooperation required by Landlord in connection with Landlord’s Work within the time periods required then such occurrence shall not change the Additional Space Commencement Date of the Term and shall not alter Tenant’s obligations under this Lease.  Tenant shall be solely responsible for all reasonably documented and invoiced expenses which increase the costs incurred in connection with a Tenant requested change in the scope of the Landlord Work (including the finishes set forth therein).  Tenant and its authorized agents, employees and contractors shall have the right, at Tenant’s own risk, expense and responsibility, at all reasonable times during the fifteen (15) days prior to the Additional Space Commencement Date to enter the Additional Space for the purpose of installing Tenant’s cabling, telecommunications systems, furniture, fixtures, and equipment.  Any and all such early entry shall be at Tenant’s sole risk and expense, and shall be upon and subject to all of the terms and conditions of the Lease.  Such entry shall be by responsible contractors and subcontractors who shall not prejudice Landlord’s relationship with Landlord’s contractors or subcontractors or the relationship between such contractors and their subcontractors or employees, or disturb harmonious labor relations, and who shall furnish in advance and maintain in effect workmen’s compensation insurance in accordance with statutory requirements and comprehensive public liability insurance (naming Landlord and Landlord’s contractors and subcontractors as additional insureds) with limits satisfactory to Landlord.  In addition, all such entry shall be accomplished in such manner or at such times as to cause any delay in connection with any work being done by any of the Landlord’s contractors or subcontractors in the Premises or in the Building generally.

(c)                                  From and after the Additional Premises Commencement Date, Tenant’s Allocated Share shall be 8.6%.

(d)                                 The term “Additional Space Commencement Date” shall be the date on which the Landlord has “substantially completed” the Landlord’s Work.  The Landlord’s Work shall be deemed “substantially completed” when the Additional Space may be occupied by Tenant for its Permitted Uses, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a temporary or permanent certificate of occupancy permitting the occupancy of the Relocation Premises, if required by law (hereafter, “substantially completed”).  The Additional Space Commencement Date shall be confirmed by Landlord and Tenant by the execution of a confirmation of Lease Term in a form reasonably acceptable to Landlord and Tenant.  Upon notification by Landlord, Landlord and Tenant shall schedule a pre-occupancy inspection of the Additional Space at which time a punchlist of outstanding items, if any, shall be completed.  Within a reasonable time thereafter, Landlord shall complete the punchlist items to Tenant’s reasonable satisfaction.

(e)                                  Landlord and Tenant acknowledge and confirm that the Term of the Lease shall expire, if not sooner terminated on January 31, 2017.  Notwithstanding the foregoing to the contrary, the Renewal provisions set forth in Section 6 of the Fifth Amendment to Lease remains effective, provided that Landlord and Tenant acknowledge and confirm that such Renewal provision applies to the entire Premises including the Additional Space.

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(f)                                   Commencing as of the Additional Space Commencement Date, Tenant shall pay Fixed Rent for the Premises in the following amounts:

LEASE YEAR	PER R.S.F.		MONTHLY INSTALLMENTS	ANNUAL FIXED RENT
Additional Space Commencement Date —
1/31/2013	$14.00	*	$12,201.00		$146,412.00
2/1/2013 — 1/31/2014	$14.50	*	$12,636.75		$151,641.00
2/1/2014 — 1/31/2015	$15.00	*	$13,072.50	S	156,870.00
21112015 — 1/31/2016	$15.50	*	$13,508.25		$162,099.00
2/1/2016 —113112017	$16.00	*	$13,944.00		$167,328.00

*Plus Additional Rent and Utilities as set forth in the Lease.

4.                                      Tenant acknowledges and confirms that all of the space on the second floor of the Building has been leased, Tenant rejected the Landlord’s offer to lease additional space on the second floor of the Building pursuant to the provisions of Article 7 of the Fifth Amendment to Lease, and accordingly, Article 7 of the Fifth Amendment to Lease is hereby deleted in its entirety.

5.                                      Landlord’s obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which are then due and owing, shall look solely to Landlord’s successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.  Landlord shall have no personal liability under any of the terms, conditions or covenants of the Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form (and the rents, profits and issues therefrom) a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any section of this Lease by Landlord.  In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, member, partner, shareholder, officer, director, partner, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

6.                                      Landlord and Tenant represent and warrant to each other that neither has had any dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder and, no broker or finder called the Premises to Tenant’s attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Seventh Amendment other than Cushman & Wakefield Pennsylvania, whose commission shall be paid by Landlord.  Each party agrees to indemnify and hold the other harmless from and against all liability, cost and expense, including reasonable attorney’s fees and court costs, arising out of any misrepresentation or breach of warranty under this Section.

7.                                      Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Premises; (ii) there are no defaults by Landlord or Tenant under the Lease, (iv) Tenant’s security deposit is $5,930.42, and (vi) Tenant’s Allocated Share is equal to 7.56% as of the date hereof, and shall be 8.6% from and after the Additional Space Commencement Date.

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Landlord hereby confirms that (i) the Lease is in full force and effect; and (ii) there are no defaults by Landlord, or to the best of its knowledge, Tenant under the Lease.

8.                                      Except as expressly provided in this Seventh Amendment, the terms and provisions of the Lease remain in full force and effect in accordance with its terms.  In the event of any inconsistencies between the Lease and this Seventh Amendment, the terms of this Seventh Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Seventh Amendment on the date and year first above written.

WITNESS:	LANDLORD:
BRANDYWINE OPERATING PARTNERSHIP, L.P.

/s/ [ ]	By:	/s/ George D. Sowa
	Name:	George D. Sowa
	Title:	Executive Vice President

WITNESS/ATTEST:	TENANT:
AMERIQUEST TRANSPORTATION SERVICES, INC.

/s/ [ ]	By:	/s/ Richard D. Spotts
	Name:	Richard D. Spotts
	Title:	V.P. - Operations & Administration

4

Tenant: Ameriquest Transportation Services, Inc.

Premises: Suites 210, 220, 410, Libertyview

EIGHTH AMENDMENT TO LEASE

This Eighth Amendment to Lease (“Amendment”) made and entered into this 19th day of November, 2014, by and between BRANDYWINE REALTY TRUST (“Landlord”) and AMERIQUEST TRANSPORTATION SERVICES, INC. (“Tenant”).

WHEREAS, Landlord leases certain premises consisting of 10,458 rentable square feet of space commonly referred to as Suites 210 and 220 (“Existing Premises”) located at 457 Haddonfield Road, Cherry Hill, New Jersey (“Building”), to Tenant pursuant to a Lease dated as of January 14, 1999 (“Original Lease”) as amended by the First Amendment to Lease dated May 15, 1999, Second Amendment to Lease dated August 1, 2000, Third Amendment to Lease dated November 5, 2003, Fourth Amendment to Lease dated August 31, 2008, Fifth Amendment to Lease dated July 31, 2009, Sixth Amendment to Lease dated September 4, 2009 and Seventh Amendment to Lease dated February 22, 2012 (collectively and together with the Original Lease, “Existing Lease”); the Existing Lease and this Amendment are hereinafter together referred to as “Lease”; and

WHEREAS, Landlord and Tenant wish to amend the Existing Lease to expand the Existing Premises upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these present and the agreement of each other, Landlord and Tenant agree that the Existing Lease shall be and the same is hereby amended as follows:

1.                                      Incorporation of Recitals.  The recitals set forth above, the Existing Lease referred to therein are hereby incorporated herein by reference as if set forth in full in the body of this Amendment.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Existing Lease.

2.                                      Lease of Additional Premises.

(a)                                 The Lease is hereby amended to provide that Landlord hereby demises and lets unto Tenant, and Tenant hereby leases and hires from Landlord, all that certain space in the Building, known as Suite 410 containing approximately 2,457 rentable square feet (“Additional Premises”), as shown on Exhibit “A” attached hereto and made a part hereof.  The Term of the Lease for the Additional Premises shall commence upon Substantial Completion (as hereinafter defined) (“Additional Premises Commencement Date”), which is estimated to be December I, 2014, and shall expire on the last day of the month that is coterminous with the Term of the Existing Lease (“Expiration Date”).  It is the mutual intention of Landlord and Tenant that the Additional Premises shall be leased to and occupied by Tenant on and subject to all of the terms, covenants and conditions of the Existing Lease, except as otherwise expressly provided to the contrary in this Amendment, and to that end, Landlord and Tenant hereby agree that from and after the Additional Premises Commencement Date the word “Premises”, as defined in the Existing Lease, shall mean and include both the Existing Premises and the Additional Premises, containing a total of 12,915 rentable square feet, unless the context otherwise requires.

(b)                                 Except solely as set forth in this subsection (b), Tenant shall accept the Additional Premises in its “AS IS” “WHERE IS” condition, without representation or warranty by Landlord.  Landlord’s Work.  Landlord, in a good and workmanlike manner and using Building standard materials and finishes, shall construct and do such other work in the Additional Premises (collectively, “Landlord’s Work”) in substantial conformity with the plans and outline specifications attached hereto as Exhibit “A”.  If any material revision or supplement to Landlord’s Work is deemed necessary by Landlord, those revisions and supplements shall be submitted to Tenant for approval, which approval shall not be unreasonably withheld or delayed.  If Landlord’s Work is delayed in being Substantially Completed (as hereinafter defined) as a result of: (i) Tenant’s failure to furnish plans and specifications or provide any other reasonably requested information or approvals related to the furtherance of Landlord’s Work within five (5) business days following Landlord’s written request to Tenant for the same; (ii) Tenant’s request for materials, finishes or installations other than Landlord’s standard; (iii) Tenant’s changes in said plans, including but not limited to any Change Order (as hereinafter defined); (iv) the performance or completion of any work, labor or services by Tenant or any party employed or engaged by or on behalf of Tenant; or (v) Tenant’s failure to approve final plans, working drawings or reflective ceiling plans within five (5) business days following Landlord’s written request to Tenant for the same (each, a “Tenant’s Delay”); then the commencement of the Term of the Lease and the payment of Fixed Rent hereunder shall be accelerated by the number of days of such Tenant Delay.  If any change, revision, or supplement to the scope of the Landlords Work is requested by Tenant (“Change Order”) then all such increased costs associated with the Change Order shall be paid by Tenant upfront and the occurrence of the Change Order shall not change the Commencement Date of the Term and shall not alter Tenant’s obligations under the Lease.  Notwithstanding anything to the contrary herein, the Term shall commence on the date the Additional Premises would have been delivered to Tenant but for Tenant’s Delay or the Change Order.  After receipt of notification from Landlord, Landlord and Tenant shall schedule a pre-occupancy inspection of the Additional Premises at which time a punchlist of outstanding items, if any, shall be generated.  Within a reasonable time thereafter, Landlord shall complete the punchlist items to Tenant’s reasonable satisfaction.  Tenant and its authorized agents, employees and contractors shall have the right, at Tenant’s own risk, expense and responsibility at all reasonable times prior to the Commencement Date to enter the Additional Premises for the purpose of taking measurements and installing its furnishings, fixtures and equipment, provided that Tenant acknowledges that all provisions of the Lease shall then be in full force and effect (except the obligation to pay Fixed Rent and Additional Rent for the Additional Premises).  Furthermore, Tenant’s entry in the Additional Premises shall not interfere with Landlord’s construction and completion of the Landlord’s Work and any such interference shall be considered a Tenant Delay hereunder.  In connection with such early access, Tenant shall follow the policies and safety directives of Landlord and Landlord’s contractor.

3.                                      Fixed Rent.

(a)                                 Commencing on the Additional Premises Commencement Date, Tenant shall pay to Landlord  Fixed Rent for the Additional Premises for the Term, as follows:

TIME PERIOD	RENT PER R.S.F.	ANNUALIZED FIXED RENT	MONTHLY INSTALLMENTS
Rent Year 1	$15.00	$36,855.00	$3,071.25
Rent Year 2	$15.50	$38,083.50	$3,173.63
Rent Year 3	$16.00	$39,312.00	$3,276.00

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“Rent Year” means, with respect to the first (1st) Rent Year, the period that begins on the Additional Premises Commencement Date and ends on the January 31, 2015; thereafter each succeeding Rent Year shall commence on the day following the end of the preceding Rent Year and shall extend for twelve (12) consecutive months; provided, however, the final Rent Year shall expire on the Expiration Date.  If the Additional Premises Commencement Date is not the first day of a calendar month, then the Fixed Rent due for the partial month commencing on the Fixed Rent Start Date shall be prorated based on the number of days in such month.

(b)                                 Payments of Rent.  Notwithstanding anything in the Lease to the contrary, Tenant shall pay to Landlord without notice or demand, and without set-off, Rent as required by the Lease by: (i) check payable to Landlord, sent to Brandywine Operating Partnership, LP, P.O. Box 11951, Newark, NJ 07101-4951; (ii) electronic fund transfer through the Automated Clearing House network or similar system designated by Landlord, to the extent available (“ACH”) or (iii) wire transfer of immediately available funds to the account at Wells Fargo Bank, account no. 2030000359075 ABA # 121000248 and Tenant shall notify Landlord of each such wire transfer email to Wire.Confirmation@bdnreit.com (or such other email address provided by Landlord to Tenant).  All payments must include the following information: Building Number 274 and Lease Number         .  The Lease Number shall be provided  by Landlord within a reasonable time following the execution of this Amendment.

4.                                      Additional Rent; Utilities.

(a)                                 From and after the Additional Premises Commencement Date, the Tenant’s Share for the Premises shall be 10.61%.  Tenant shall pay Additional Rent and Utilities for the Premises as set forth in the Lease.

(b)                                 Notwithstanding the provisions set forth in the Existing Lease, HVAC service to the Premises on Saturdays shall be provided only upon Tenant’s prior written request to Landlord.

5.                                      Limited Liability.  Landlord’s obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which are then due and owing, shall look solely to Landlord’s successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.  Landlord shall have no personal liability under any of the terms, conditions or covenants of the Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any section of the Lease by Landlord.  In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, member, partner, shareholder, officer, director, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such

3

other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

(c)                                  Press Releases; Confidentiality.  Landlord shall have the right, without further notice to Tenant, to include general information relating to the Lease, including Tenant’s name, the Building and the square footage of the Premises in press releases relating to Landlord’s and its affiliates’ leasing activity.  Information relating to rates set forth in the Lease will not be released without Tenant’s prior written consent.  Tenant shall not issue, nor permit any broker, representative, or agent representing Tenant in connection with the Lease to issue, any press release or other public disclosure regarding the Lease or any of the terms contained in the Lease (or any amendments or modifications thereto), without the prior written approval of Landlord.  The parties acknowledge that the transaction described in the Lease (and any amendments and modifications thereto) and the terms thereof are of a confidential nature and shall not be disclosed except to such party’s employees, attorneys, accountants, consultants, advisors, affiliates, and actual and prospective purchasers, lenders, investors, subtenants and assignees (collectively, “Permitted Parties”), and except as, in the good faith judgment of Landlord or Tenant, may be required to enable Landlord or Tenant to comply with its obligations under law or under rules and regulations of the Securities and Exchange Commission.  Neither party may make any public disclosure of the specific terms of the Lease, except as required by law or as otherwise provided in this paragraph.  In connection with the negotiation of the Lease and the preparation for the consummation of the transactions contemplated hereby, each party acknowledges that it will have had access to confidential information relating to the other party.  Each party shall treat such information and shall cause its Permitted Parties to treat such confidential information as confidential, and shall preserve the confidentiality thereof, and not duplicated or use such information, except to Permitted Parties.

(d)                                 Notices.  Wherever in the Lease it is required or permitted that notice or demand be given or served by either party to the Lease to or on the other party, such notice or demand shall be duly given or served if in writing and either: (i) personally served; (ii) delivered by pre-paid nationally recognized overnight courier service (e.g., Federal Express) with evidence of receipt required for delivery; (iii) forwarded by registered or certified mail, return receipt requested, postage prepaid; or (iv) emailed with evidence of receipt and delivery of a copy of the notice by first class mail; in all such cases addressed to the parties at the addresses set forth below.  Each such notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is delivered or delivery is refused.  Each party shall have the right to change its address for notices (provided such new address is in the continental United States) by a writing sent to the other party in accordance with this Section, and each party shall, if requested, within ten (10) days confirm to the other its notice address.  Notices from Landlord may be given by either an agent or attorney acting on behalf of Landlord.  Notwithstanding the foregoing, any notice from Landlord to Tenant regarding ordinary business operations (e.g., exercise of a right of access to the Premises, invoices, notice of maintenance activities or Landlord access, a change in billing or notice address, estimated Operating Expenses, reconciliation of Operating Expenses, rules and regulations, etc.) may be given by written notice left at the Premises or delivered by regular mail, facsimile, or electronic means (such as email) to any person at the Premises whom Landlord reasonably believes is authorized to receive such notice on behalf of Tenant without copies as specified herein.

If to Tenant: AmeriQuest Business Services 457 Haddonfield Road, Suite 220	with a copy to: AmeriQuest Business Services 2651 Warrenville Road, Suite 560

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Cherry Hill, NJ 08002

Attn: Michael W. Rowbotham, VP of IT

Phone: 856-382-4723

E-mail: mrowbotham@ameriquestcorp.com

and to Landlord:

Brandywine Operating Partnership, L.P.

10000 Midlantic Drive, Suite 102W

Mr. Laurel, NJ 08054

Attn: George D. Sowa, EVP& Senior Managing Director

Phone No. 856-533-2805

E-mail: george.sowa@bdnreit.com

Downers Grove, IL 60515

Attn: Mark P. Joyce, EVP & CFO

Phone: 630-925-7681

E-mail: mjoyce@ameriquestcorp.com

with a copy to:

Brandywine Realty Trust

555 East Lancaster Ave. Suite 100

Radnor, PA 19087

Attn: Brad A. Molotsky

Phone No. 610-325-5600

E-mail: Legal.Notices@bdnreit.com

(e)                                  Tenant Representations.  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Existing Premises; (ii) Landlord has performed all outstanding Landlord’s Work under the Existing Lease; and (iii) there are no defaults by Landlord under the Lease.

(f)                                   Brokerage Commission.  Landlord and Tenant mutually represent and warrant to each other that they have not dealt, and will not deal, with any real estate broker or sales representative in connection with this proposed transaction, other than Colliers International.  Each party agrees to indemnify, defend and hold harmless the other and their directors, officers and employees from and against all threatened or asserted claims, liabilities, costs and damages (including reasonable attorney’s fees and disbursements) which may occur as a result of a breach of this representation.

(g)                                  Counterparts; Electronic Transmittal.  This Amendment may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.  Tenant shall provide two (2) executed original counterparts of this Amendment to Landlord, and upon Landlord’s counter-signature Landlord shall provide Tenant with one (1), fully executed original of this Amendment.  The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this Amendment and signature pages by electronic transmission shall constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted electronically shall be deemed to be their original signature for all purposes.

(h)                                 Effect of Amendment; Ratification.  Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Existing Lease has not been modified, amended, canceled, terminated, released, superseded or otherwise rendered of no force or effect.  The Existing Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term and power contained in and under the Existing Lease shall continue in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth above.  In the event of any conflict between the terms and conditions of this Amendment and those of the Existing Lease, the terms and conditions of this Amendment shall control.  To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and

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Tenant, or Tenant’s use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto.

[Signatures on following page.]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this agreement on the date first above written.

LANDLORD:		TENANT:

BRANDYWINE REALTY TRUST		AMERIQUEST TRANSPORTATION
SERVICES, INC.

By:	/s/ George D. Sowa	By:	/s/ Michael W. Rowbotham
Name:	George D. Sowa	Name:	Michael W. Rowbotham
Title:	Executive Vice President and Senior	Title:	Vice President of Information
Director		Technology

Exhibit “A”

Additional Premises

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